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                                                            EXHIBIT 10(iv)(a)(3)

                              CONSTRUCTION CONTRACT
                                       FOR
                           COASTAL QUEEN CLASS VESSEL


         The Construction Contract ("Contract") is made as of this 1st day of May 1999, by and between Coastal Queen Holdings, L.L.C., a Delaware limited liability company ("Owner") and Atlantic Marine, Inc., a Florida corporation ("Shipyard").

         NOW, THEREFORE, Owner and Shipyard hereby AGREE that Shipyard shall supply the material, perform the work and comply with the other various obligations described below, and that Owner shall compensate Shipyard for such work, all in accordance with the covenants, terms and provisions hereinafter set forth.

                   ARTICLE 1 - DEFINITIONS AND INTERPRETATION

SECTION 1.1. -- DEFINITIONS

         In addition to such other definitions as may be provided elsewhere in this Contract, the following terms and definitions are used and shall have the respective meanings ascribed to such term:

         CHANGE(S):  As defined in Section 11.3.

         COMPENSABLE CAUSES:  As defined in  Section 11.1.

         CONTRACT:  As defined in the preamble.

         CONTRACT DOCUMENTS: Shall be this Contract, the Specifications and Guidance Drawings.

         CONTRACT PRICE:  As defined in Section 3.1.

         CONTRACT TIME:  As defined in Section 10.1.

         CONTRACT WORK:  As defined in Section 2.1.

         CPM:  Critical Path Method as defined in Section 10.3.

         DAY or CALENDAR DAY: Whenever the terms "day" or "calendar day" are used, they shall mean calendar days (i.e., Monday through Sunday) regardless of weekends or holidays.

         DEFAULT TERMINATION:  As defined in Section 6.6.

         DELIVERY:  As defined in Section 9.1.


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         GUIDANCE DRAWINGS:  The Coastal Queen Class Guidance Drawings prepared by Guido Perla & Associates, Inc. in accordance with the Specifications.

         OPTION: The Option granted to Owner by Shipyard for the construction of a third Vessel as provided in Article 13.

         OWNER'S CONTRACTORS: Any party, other than the Shipyard, with whom the Owner enters into a contract for the performance of work.

         METHOD OF PAYMENT:  As defined in Section 3.2.

         OWNER FURNISHED MATERIALS: Any equipment, materials, fixtures, furnishings or the like supplied by the Owner.

         REGULATORY AGENCIES OR BODIES: Whether used singularly or together, all such entities, promulgating regulations or standards applicable in any way to, or having jurisdiction over the Vessels, including, but not limited to, those identified in this Contract and the American Bureau of Shipping ("ABS"), but excluding classification societies other than ABS.

         SHIPYARD INDEMNITIES: As defined in Section 5.3.

         SPECIFICATIONS: Coastal Queen Class Technical Specifications Rev. P6 dated May 1, 1999.

         TERMS OF PAYMENT:  As defined in Section 3.3.

         VESSELS: The two 300' Coastal Queen Class vessels described in the Specifications which will operate in the United States domestic coastwise trade and international waters as an overnight cruiseliner. Individually referred to as a "Vessel". In the event the Owner exercises the Option described in Article 13, the term "Vessel" shall include the vessel described in the Option.

         WORKING DRAWINGS: All drawings including detailed system arrangement drawings and construction drawings prepared by Shipyard as are necessary for Shipyard to comply with its obligation under this Contract.

SECTION 1.2 -- PRECEDENCE

         If any discrepancy, difference or conflict exists between the provisions of this Contract and the Specifications or the Guidance Drawings, then to the extent of such discrepancy, difference or conflict only, the Contract shall prevail, but in all other respects the Specification, or the Guidance Drawings, as the case may be, shall be in full force and effect. If there is any discrepancy, difference or conflict between the Specifications and the Guidance Drawings, then to the extent of such discrepancy, difference or conflict only, the Specifications shall prevail but in all other respects the Guidance Drawings shall be in full


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force and effect. Any work and materials called for by the Specifications and not shown on the Guidance Drawings and any work and materials shown on the Guidance Drawings but not called for in the Specifications shall be performed and supplied by the Shipyard as part of the Contract Work.

SECTION 1.3 -- INTERPRETATION

         Wherever the following abbreviations and terms, or pronouns in place of them, are used, the intent and meaning shall be interpreted as set forth below.

         Terms not defined in this Contract shall have their ordinary accepted meanings within the context in which they are used. Words which have a well-known technical or trade meaning when used to describe work, materials or equipment shall be interpreted in accordance with such meaning.

         The titles and headings of the sections, subsections and subparts herein are intended for convenience of reference and shall not be considered as having a bearing on their interpretation. Working titles which have a masculine gender, such as "workman" and "flagman" and the pronouns and adjectives "he", "his" and "him" are utilized in the contract documents for the sake of brevity, and are intended to refer to persons of either sex.

         When a publication is specified, it shall refer to the most recent date of issue prior to the date of Contract execution unless the issue as of a specific date or year is specified.

                           ARTICLE 2 -- SCOPE OF WORK

SECTION 2.1 -- SCOPE OF WORK

         (a) The Contract Documents set forth the scope of the work for the design and engineering services required to produce the Working Drawings, construction and outfitting of the Vessels (the "Contract Work"). The Working Drawings, details, and all other engineering and design work consistent with good marine practice necessary for the performance of the Contract Work and whether or not included in the Contract Documents are the responsibility of the Shipyard except as otherwise set forth herein. The Contract Work shall include the furnishing or providing of all plant facilities, labor, materials, supplies and equipment, supervision and the performance of all work necessary to construct, test and deliver each Vessel in accordance with the Contract Documents.

         (b) References in the Specifications and in this Contract to "the satisfaction of the Owner" or to "Owners satisfaction" or to "the satisfaction of Owners Representatives" or providing that certain acts "be approved by the Owner" or words of similar import shall be construed to be the reasonable satisfaction or approval of the Owner in good faith as required by this Contract and the Specifications.

SECTION 2.2. -- COOPERATION


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         The Shipyard shall give the Contract Work its constant attention so as to facilitate the progress thereof, and shall cooperate with the Owner and Owner's Contractors in every way reasonably possible.

         The Shipyard shall have on the work site at all normal business times, as its representative and agent, a competent superintendent capable of reading and thoroughly understanding the Contract, Contract Documents and Working Drawings and thoroughly experienced in the type of work being performed. The superintendent shall have full authority to supply such materials, equipment, tools, labor and incidentals as may be required and shall be deemed to be an authorized representative of the Shipyard for purposes of this Contract.

         Authority to give directions under this Contract and approve actions taken by the Shipyard in the performance of the Contract Work shall be vested in such representative of Owner as may be designated in writing to the Shipyard. Any person so designated by Owner shall be deemed an authorized representative of Owner for the purposes of this Contract.

         The Shipyard shall keep at least one set of Contract Documents and approved Working Drawings available at the Shipyard and at all times available to Shipyard personnel, the Owner and Owner's Contractors.

         Owner shall, for its own account or through sub-contractors, have the right to perform work onboard the Vessels with ship's crew or Owner's Contractors during the time that the Contract Work is being performed so long as Owner's work does not interfere with Shipyard's work. The Owner and the Shipyard shall cooperate in the coordination of the work to be performed by the Owner. Owner and Owner's Contractors performing work at Shipyard's yard or aboard the Vessels while it is at the Shipyard's yard, shall familiarize themselves with the Shipyard's safety and security regulations and shall comply therewith while within the Shipyard's facility including, but not limited to, personal protective gear.



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                              ARTICLE 3 -- PAYMENT

SECTION 3.1 -- CONTRACT PRICE

         As payment in full for the complete performance of the Contract Work, satisfaction of all terms, conditions, and obligations under this Contract, and for all risks, losses, damage, or expenses of whatever character arising out of the nature of the work or the Shipyard's performance hereunder, the Owner shall pay to Shipyard, and Shipyard agrees to accept, the total sum of Thirty Million Dollars ($30,000,000) for the first Vessel and the total sum of Thirty Million Dollars ($30,000,000) for the second Vessel (each hereinafter referred to with respect to the respective Vessel as the "Contract Price"). The Contract Price shall be subject to adjustment only in compliance with Article 11 of this Contract.

SECTION 3.2 -- METHOD OF PAYMENT

         Payment of the Contract Price shall be made based upon the percentage of completion of the milestones set forth in the Progress Payment Milestones attached as Appendix One to this Contract.

SECTION 3.3. -- TERMS OF PAYMENT

         (a)      The invoices submitted by Shipyard shall:

                  (i) Include properly executed waivers of mechanic's and materialmen's liens from the Shipyard and all subcontractors or suppliers having performed any portion of the Contract Work or supplied any materials, equipment, labor, or services in excess of $50,000 for the period covered by the invoice; these waivers shall be in a form satisfactory to the Owner and shall be effective for the period from execution of the Contract through the date of the invoice; and

                  (ii) Identify the milestones achieved (or portions thereof).

                  (iii) Include the following statement signed by an authorized, responsible representative of the Shipyard: "In submitting this invoice, the Shipyard hereby waives any and all claims for or entitlement to damages and time extensions resulting from any cause, whether compensable or excusable, where such causal event or condition (a) commenced, occurred or was first encountered on or before [HERE INSERT THE DATE TWO DAYS PRECEDING THE DATE OF THE INVOICE], and (b) has not been noticed to the Owner in accordance with the Contract."

         (b) It shall be a condition to payment under Section 3.2 that Shipyard execute and deliver a certificate, to the following effect (a "Payment Certificate"):

                  (i) there are no liens against the Vessel arising by or through the Shipyard including, but not limited to, any lien asserted by subcontractors, vendors, suppliers, materialmen and mechanics arising in connection




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                           with the construction of the Vessel except such
                           materialmen's and mechanics liens that may arise in connection with work performed by Owner's Contractors;

                  (ii) that neither the Vessel, nor any part thereof, or any of the equipment or any other property to be installed thereon or attached thereto has suffered any damage by fire or any other casualty or otherwise (in each case other than any damage theretofore repaired or restored or which will be repaired or restored prior to subsequent invoices, as the case may be);

                  (iii)    that Shipyard is not in default under this Contract;
                           and

                  (iv) all items for which payment is being made have been incorporated into the Vessel or are located at Shipyard's facility properly marked where reasonably possible for purposes of identification and segregated from the Shipyard's general inventory.

         (c) Acceptance of the Final Payment by the Shipyard for each Vessel shall constitute acceptance of the amount shown as full and final payment of the total amount due it under the Contract for the Vessel and shall be conditioned upon the Shipyard's execution of a Release of Contract which shall relieve the Owner of any further liabilities to the Shipyard. Any claims or disputes not listed as exceptions on the Final Payment, regardless of whether such were timely filed and otherwise valid, will be considered null and void should the Shipyard accept the Final Payment as prepared. Final Payment shall also be contingent upon the Shipyard's providing properly executed waivers of mechanic's and materialmen's liens from the Shipyard and any subcontractors or suppliers as set forth in Section 3.3(a)(i) above. These waivers shall be in a form satisfactory to the Owner and shall be effective for the period from execution of the Contract through the date of Final Payment.

         (d) All progress payments shall take account of the increased or decreased Contract Price based upon Changes which have been entered into by the parties in accordance with Section 11.3. Additionally, the first progress payment after a Change shall be adjusted by an amount equal to the product of (i) the amount of the increase or decrease in the Contract Price and
                  (ii) the aggregate percentage of the Contract Price required to be paid on or before the due date of such progress payment.

         (e) Shipyard shall give Owner notice, at least five (5) days in advance of each progress payment milestone. Progress payments will be made by Owner no later than ten (10) days after receipt of Shipyard's invoice setting forth the progress payment milestone achieved as approved by the Owner's representative.

                         ARTICLE 4 -- FURTHER AGREEMENTS



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SECTION 4.1 -- REPRESENTATIONS, WARRANTIES AND COVENANTS

         In addition to any warranties and covenants made by Shipyard elsewhere in this Contract, the Shipyard hereby represents, warrants and covenants as follows:

         (a) The Contract Work shall be performed in accordance with the requirements of the Contract Documents. In those instances where a specific tolerance, standard, or level of quality is not specified in the Contract Documents, the Contract Work shall be performed consistent with good Shipbuilding practices for luxury passenger vessels.

         (b) All materials and equipment furnished by the Shipyard and incorporated into the Vessels shall be new and in accordance with the Contract Documents. All workmen (whether employed by Shipyard or subcontractor) shall have sufficient skill and experience to perform properly the work assigned to them. Workmen engaged in special work or skilled work shall have sufficient experience in such work and in the operation of the equipment required to perform all work properly and satisfactorily and shall be properly supervised. All equipment which is proposed to be used shall be of appropriate size and in such mechanical condition as to meet the requirements of the Contract Work and to produce a satisfactory quality of work.

         (c) The Shipyard assumes responsibility for all detail and design development necessary to perform the Contract Work; provided, however, that Shipyard shall not be responsible for any costs associated with detail and design development which exceeds the scope of the Specifications or Guidance Drawings.

SECTION 4.2 -- STORAGE, HANDLING, AND MAINTENANCE OF MATERIALS AND EQUIPMENT

         Shipyard shall store, handle and maintain all materials and equipment intended for use in the Contract Work and any Owner Furnished Materials so as to assure the preservation of their quality and fitness and any applicable manufacturer's or supplier's warranties. All manufacturer's and supplier's recommendations regarding storage, handling, and maintenance shall be followed. Materials and equipment shall be stored so as to allow for inspection by the Owner at any time.

         Shipyard shall inspect all materials and equipment delivered in connection with the Contract Work, whether furnished by Owner or Shipyard, and Shipyard shall notify Owner of any detected damage to such materials and equipment within five (5) days of receipt. Records of receipt and inspection shall be maintained by the Shipyard for all such materials and equipment. Owner's representative will participate in the receipt and inspection of Owner Furnished Materials.

         Shipyard will use reasonable efforts to mark or stamp all materials and equipment intended for use on the Contract Work or in the Vessels, whether furnished by Owner or Shipyard, to establish that they belong to the Vessel and shall segregate such material and


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equipment from the general inventory of the Shipyard. Said marking or stamping to include, at a minimum, the hull number of the Vessel.

SECTION 4.3 -- SUPPORT SERVICES AND FIELD OFFICES

         The Shipyard shall provide, at no additional charge to Owner, the following support services to Owner and Owner's Contractors: (i) suitable storage space reasonably acceptable to Owner in close proximity to the area where the Vessels are being constructed; (ii) access to the Vessels and storage spaces aboard the Vessels so long as such access and storage does not unreasonably interfere with Shipyards work; (iii) use of pier or dock space from launch until not more than thirty (30) days after Delivery for the Owner's outfitting period, sanitation and health facilities; (iv) utilities such as power, air, water and light; (v) Shipyard's normal security; and (vi) disposal of non-hazardous waste. In addition, Shipyard shall provide crane service to Owner and Owner's Contractor's, so long as such crane service does not unreasonably interfere with Shipyards work. Such necessary support services shall be made available to the Owner's Contractors during all Shipyard working hours provided the required services do not exceed the Shipyard's existing capabilities. The Shipyard shall provide all other support services requested by Owner for its performance of work, at the Shipyard's standard rates and prices for such services and as agreed by the parties.

         The Shipyard shall furnish and maintain the facilities and spaces specified in the Contract Documents for the Owner's and Owner's Contractor's use at the Shipyard until 60 days following Delivery. Shipyard shall furnish promptly, without additional charge, all reasonable facilities, including suitably furnished offices with light, heat, air conditioning and bathroom facilities, as required by climatic conditions, local telephone, copy machine, desks, drawing tables, and filing cabinets, necessary for the safe and convenient administration of the inspection and tests that may be required by the authorized representatives of the Owner. The facilities and spaces shall reasonably accommodate no more than nine (9) people. Access to the Shipyard for, and the performance and administration therein of, all inspections, tests and other work under this Contract shall at all times be subject to Shipyard's safety and security requirements.

SECTION 4.4 -- PERMITS, LICENSES, AND TAXES

         The Shipyard shall procure all permits and licenses, pay all charges, and fees, and give all notices necessary and incidental to the due and lawful prosecution of the Contract Work. The Shipyard shall pay all federal, state, and local taxes (other than sales tax resulting from delivery of a Vessel) incurred by the Shipyard in the performance of this Contract.

         Shipyard does hereby acknowledge and accept exclusive liability for payment of all taxes (other than sales and use tax resulting from delivery of a Vessel), franchise taxes, income taxes or unemployment contributions or other taxes or contributions which may become due or payable by virtue of performance of Shipyard's obligations hereunder.

         The Owner shall be liable and responsible for the payment of any and all sales and use tax in connection with the purchase and Delivery of the Vessels. In connection with the Delivery of each Vessel, Owner shall deliver to Shipyard an affidavit for exemption in a form



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substantially similar to that attached hereto as Appendix Two claiming an exemption under s.212.05(1)(a)(2)., F.S. from Florida sales and use tax on the purchase of each of the Vessels. Shipyard shall be responsible for properly filing such affidavit.

SECTION 4.5 -- COMPLIANCE WITH REGULATORY REQUIREMENTS AND INDUSTRY STANDARDS

         Shipyard shall comply with all requirements pertaining to Regulatory Agencies or Bodies set forth in the Contract Documents. In addition, the Shipyard shall be responsible for designing, engineering and constructing the Vessels in such a manner that, upon completion of the Contract Work, the Vessels shall comply with the industry standards set forth in the Contract Documents. It is the Shipyard's responsibility to identify, become familiar with, stay abreast of current developments in, and comply with all applicable local, state, and federal rules and regulations including, but not limited to those promulgated by Regulatory Agencies or Bodies affecting the construction of the Vessels and shall procure at its own expense such permits from the United States, state and local authorities as may be necessary to construct the Vessels.

         Any requirements of Regulatory Agencies or Bodies becoming effective subsequent to the date of this Contract will be evaluated as to whether they give rise to a financial impact on the Contract in which event the impact of such requirement shall be administered in accordance with Section 11.3.

SECTION 4.6 -- CONSTRUCTION FINANCING

         If the United States Government guarantees the payment of all or any portion of the costs associated with the construction of the Vessels (whether during construction or otherwise), the federal laws and rules and regulations made pursuant to such laws must be observed by the Shipyard, and the Contract Work shall be subject to the inspection of the appropriate federal agency and the Shipyard shall execute all necessary documents reasonably requested and take such actions to comply with said Federal requirements provided such actions do not conflict with the Contract Documents.

         Shipyard agrees that it will execute such documents and make such amendments to the Contract as reasonably requested by Owner in order to satisfy the requirement of any lender. Shipyard further agrees that it will execute such documents, take such actions, and make such amendments to the Contract as necessary for Owner or any of its lenders to obtain or maintain a perfected security interest in the Contract, the Vessels, or the Contract Work.

         Owner shall reimburse Shipyard for Shipyard's reasonable attorney's fees incurred with respect to Shipyard's involvement in the event the Owner obtains construction financing from the United States Government or any other lender.

SECTION 4.7 -- WASTE

         The Shipyard shall, at all times, keep the Vessels reasonably free from accumulations of waste material or rubbish caused by its employees, its subcontractors, or its or their work and at the completion of the Contract Work, it shall remove all rubbish from and about the

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Vessels and all its tools, scaffolding and surplus materials and it shall leave the Contract Work and the Vessels "broom clean" at Delivery.

         Responsibility for removal of any hazardous materials (which term shall include, without limitation, hazardous wastes, substances or materials) that arise out of or result from any Contract Work shall be as follows:

         (a) Hazardous materials generated by the Shipyard during the performance of Contract Work shall be lawfully removed and disposed of by Shipyard; and

         (b) Hazardous materials generated by Owner (its employees, agents, or Owner's Contractors) during the time a Vessel is at Shipyard's facility shall be lawfully removed and disposed of by Owner, provided, however, that upon request, Shipyard shall assist Owner in arrangements for lawful removal or disposal.

            ARTICLE 5 -- RISK OF LOSS, INSURANCE AND INDEMNIFICATION

SECTION 5.1 -- RISK OF LOSS

         Until Delivery of each Vessel, risk of loss and damage to each Vessel and the Contract Work thereunder and all materials, components, machinery, work, equipment and inventory including, without limitation, Owner Furnished Materials delivered to Shipyard, whether or not already attached to or installed in the Vessel shall vest with the Shipyard. Delivery of a Vessel shall transfer to Owner risk of loss. Until Delivery of the Vessel to the Owner, the Shipyard shall have the charge and care of all portions of the Contract Work (including Owner Furnished Materials) and shall take every precaution against injury or damage to any part thereof by the action of the elements or from any other cause, whether arising from the execution or the non-execution of the Contract Work or due to unforeseeable causes beyond the control of and without the fault or negligence of the Shipyard, including but not limited to acts of God, of the public enemy or governmental authorities. The Shipyard shall rebuild, repair, restore and make good all injuries or damages to any portion of the Contract Work, the Owner Furnished Materials or the Vessel occasioned by any of the above causes arising prior to Delivery and shall bear the expense thereof.

         In case of suspension of work from any cause other than actions by Owner, the Shipyard shall be responsible for the Contract Work and the Vessel and shall, at its own expense, take such precautions as may be necessary to prevent damage to the Vessel and the Contract Work from the elements.

SECTION 5.2 -- INSURANCE

         (a) Owner shall maintain its existing Comprehensive General Liability and Worker's Compensation Insurance coverage during the performance of the Contract Work. Owner's representatives and separate contractors performing work on or in connection with a Vessel shall, at all times, be deemed to be agents or contractors of Owner. Owner's representatives and separate contractors shall provide Shipyard with evidence of insurance (including

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                  longshoremen and harbor workers compensation coverage) which covers them under normal commercial terms and limits, with waiver of subrogation provisions, at no cost or expense to Shipyard.

         (b) The Shipyard shall purchase, at its own expense, and maintain in force at all times during the performance of services under this Contract, the policies of insurance listed below in such form and with such underwriters as are reasonably acceptable to Owner. Where specific limits are shown, it is understood that they shall be the minimum acceptable limits. Acceptance by the Owner of deficient evidence does not constitute a waiver of this requirement. Evidence of the following coverage is required:

                  (i) Worker's Compensation and Employer's Liability Insurance. The Shipyard shall maintain for all employees of the Shipyard engaged in work under this Contract, employer's liability insurance which shall include coverage for up to $10,000,000.00 of the United States Longshoremen's and Harbor Worker's Act, the statutory limits of the applicable State Compensation Insurance and employer's liability limit of not less than $1,000,000.00 and in the instance of the Jones Act, employer's liability protection of not less than $10,000,000.00 per claim.

                  (ii) Commercial General Liability Insurance. Coverage limits shall be not less than $10,000,000.00 combined single limit per occurrence and annual aggregates where generally applicable and shall include premises-operations, independent contractors, products/completed operations, broad form property damage with the watercraft exclusion deleted, blanket contractual and personal injury endorsements, blanket additional insured and blanket waiver of subrogation.

                  (iii) Automobile Liability Insurance. Such insurance shall cover all owned, hired and non-owned vehicles with coverage limits not less than $2,000,000.00 combined single limit per occurrence.

                  (iv) Excess Liability Insurance. Excess of the policies enumerated in (i), (ii) and (iii) above (except U.S. Longshoremen's and Harbor Worker's coverage for which no excess coverage is required), in an amount serving to increase primary limits to $20,000,000.00 for any one occurrence.

         (c) The cost of any deductibles for the above-stated insurance provided by the parties shall be the responsibility of the party required to obtain said insurance.

         (d) Broker's Certificates of insurance for coverage required by this Section 5.2 must be furnished to the Owner within fifteen
                  (15) days of execution of the Contract. Such evidence, executed by the carrier's representative and issued to the Owner, shall consist of a certificate of insurance naming the Owner as



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                  additional insured with waiver of subrogation in favor of
                  Owner, its parent, subsidiaries, affiliates, sub-contractors and lenders without liability for the payment of premiums and shall further provide for a thirty (30) day prior written notice of cancellation, non-renewal or material change.

         (e) Owner shall procure at its cost Builders' Risks Insurance for "all risk" of physical loss or damage, under a form no less broad than the American Institute Builder's Risk Clauses (Feb. 8, 1979), with deductibles no greater than $100,000.00 per occurrence and which shall include coverage for Protection and Indemnity, and covering tests and sea trials, during the course of the Contract Work at Shipyard's yard under this Contract and until Delivery. The insurance will cover the Vessels and the Contract Work, including work, materials and equipment to be furnished by the Owner (including Owner Furnished Materials) and by parties other than the Owner, in an amount at least equal to the value of the Contract Price, plus the value of any work to be conducted by Owner and Owner's Contractors and Owner Furnished Materials and materials received by the Shipyard for use in or incorporated in the Vessels or work not yet so used or incorporated. The policy shall include loss or damage caused by strikes, locked-out workmen, or persons taking part in labor disturbances or riot or civil commotion and protection and indemnity clauses, including loss of life and personal injury. The policy shall insure while the subject matter of the insurance (ashore or afloat) is in transit to and from and whilst at the yard(s) of Shipyard, while in transit within the port of construction, while on trial and/or demonstration trips (including proceeding to and returning from the trial and/or demonstration course), and/or whilst being stored and including final delivery within one hundred miles of Shipyard. The amount of insurance, the terms of the policies, the insurance companies and underwriters shall be reasonably satisfactory to Shipyard. Evidence of insurance shall be provided to Shipyard by certificate of insurance and upon request all cover notes and policies shall be delivered to Shipyard and Owner. The Builders' Risks Insurance policy shall name the Shipyard and Owner as named insureds and shall provide that all losses under such policy shall be made payable to Shipyard or for distribution by it to itself and to Owner as their respective interests may appear. Shipyard shall fully cooperate with insurer issuing the Builder's Risks Insurance and shall take all steps reasonably necessary to maintain the coverage throughout the term of this Contract. The Shipyard shall be responsible for the stated deductibles for the Builders' Risks Insurance.

SECTION 5.3 -- INDEMNIFICATION

         The rights of indemnity between the parties shall be as follows:

         (a)      Liability for Shipyard's Personnel

                  Shipyard releases Owner and all of its affiliated and related entities and all of its and their officers, directors, agents, employees, independent contractors, subcontractors, or representatives (hereinafter collectively "Owner Indemnities") from any liability to Shipyard for, and Shipyard will defend, indemnify and hold Owner and Owner Indemnities harmless from and against, all suits, actions, claims and demands, by whomever brought, based on personal injury or death, whenever occurring, suffered or incurred by Shipyard, its contractors or subcontractors and the officers, employees, agents and representatives of any of them arising from or related in any way to performance of the Contract Work, regardless of how such personal injury or death is caused and even if caused by the negligence, whether sole or concurrent or active or passive, or other legal fault, including strict liability, of Owner and Owner Indemnities.

         (b)      Liability for Owner's Personnel

                  Owner releases Shipyard and all of its affiliated and related entities and all of its and their officers, directors, agents, employees, independent contractors, subcontractors or representatives (hereinafter collectively "Shipyard Indemnities") from any liability to Owner for, and Owner will defend, indemnify and hold Shipyard and Shipyard Indemnities harmless from and against, all suits, actions, claims and demands, by whomever brought, based on personal injury or death, whenever occurring, suffered or incurred by Owner its contractors or subcontractors and the officers, employees, agents and representatives of any of them arising from or related in any way to performance of the Contract Work, regardless of how such personal injury or death is caused and even if caused by the negligence, whether sole or concurrent or active or passive, or other legal fault, including strict liability, of Shipyard and Shipyard Indemnities.

         (c)      Liability for Shipyard's Property

                  Shipyard releases Owner and Owner Indemnities from any liability to Shipyard for, and Shipyard will defend, indemnify and hold Owner Indemnities harmless from and against, all suits, actions, claims and demands, by whomever brought, based on property damage or loss, whenever occurring, suffered or incurred by Shipyard, its contractors and subcontractors and the officers, employees, agents and representatives of any of them, arising from or related in any way to performance of the Contract Work, regardless of how such damage or loss is caused and even if caused by the negligence, whether sole or concurrent or active or passive, or other legal fault, including strict liability, of Owner and Owner Indemnities.

SECTION 5.4 -- PERFORMANCE BOND

         Shipyard, if required by Owner at any time during the term of this Contract, shall, at Owner's expense pursuant to a Change, furnish a Performance Bond, a Labor and Material Payment Bond or other bonds covering the faithful performance of the Contract Work and the performance of all obligations arising in connection therewith, said bonds to be in such form and amount as Owner prescribes and with sureties which it approves.

                   ARTICLE 6 -- ADMINISTRATION OF THE CONTRACT

SECTION 6.1 -- SUBLETTING OF CONTRACT WORK

         The Shipyard shall not, nor shall it permit any subcontractor to, sublet, sell, transfer, assign or otherwise dispose of the Contract (or the Contract Work) or any portion thereof, or of its right, title, or interest therein, without prior written consent of the Owner. Such consent, if granted, to sublet, assign or otherwise dispose of any portion of the Contract shall not relieve the Shipyard of its sole responsibility for the fulfillment of the Contract and, except as specifically set forth in this Contract, no subcontracts or transfer of contracts shall in any case release the Shipyard of its liability under the Contract. Subcontracts which are submitted for approval shall be signed by both parties and dated in order to be considered by the Owner. The Shipyard shall furnish the Owner with copies of all proposed subcontracts.

         The purchase of equipment and materials produced at and furnished from established and recognized commercial plants, together with the delivery of such materials to the site of work by means of vehicles owned and operated by such plants or by recognized commercial hauling companies, shall not be considered as subcontracting under these provisions.

SECTION 6.2 -- VALUE ENGINEERING

         Following execution of this Contract and during the period the Guidance Drawings are being revised in accordance with Section 7.2, the Owner and Shipyard shall mutually review the Contract Documents to identify areas of potential cost savings (a "Value Engineering Change"). Such Value Engineering Change shall not compromise or adversely affect the quality, performance or passenger capacity of the Vessels as set forth in the Specifications. The cost savings of the Value Engineering Changes shall be used first to offset any increases in the Contract Price pursuant to Section 11.3 and the balance, if any, shall be split on a 50%/50% basis between the Shipyard and the Owner. Based on a joint review of the Specifications and Contract Work prior to the execution of this Contract, the parties have identified and agreed upon a Value Engineering Change credit to Owner equal to ____________________________________ per Vessel due to a reduction in price quoted by the vendor for the bow thruster (Schottel).

SECTION 6.3 -- "OR EQUAL" ALTERNATIVES

         In some instances the Contract Documents may expressly allow the use of an "or equal" alternative to a specified product. However, no such alternative shall be used without the prior written approval of the Owner, which shall not be unreasonably withheld. Demonstration of the "or equal" status of any proposed alternative shall be the responsibility of the Shipyard. An "or equal" product is one which exhibits the same salient characteristics, performance, reliability, warrantability and maintainability as the product identified in the Specifications. In certain cases, physical size and/or weight must be considered. In any instance where a proposed "or equal" alternative is approved by the Owner and will apparently result in a cost savings to the Shipyard, the apparent cost savings shall be split on a 50%/50% basis between the Shipyard and the Owner.

SECTION 6.4 -- WAIVERS AND AMENDMENTS

         The failure of the Owner to require strict compliance with the terms of the Contract Documents, regardless of when or how often such occurs, shall not constitute a waiver of such terms for the remainder of the Shipyard's performance. However, Owner agrees that it will timely inspect the work and respond to Shipyard so as to not delay the completion of the work. Neither the acceptance by the Owner, nor any payment for, or review, approval, inspection, testing, observance, or acceptance of the whole or any part of the work, nor any extension of time, nor any possession taken by the Owner, shall (i) operate as a waiver of any portion of the Contract Documents or of any power or right to damages therein established, nor (ii) relieve the Shipyard of its sole responsibility for the Contract Work.

         No amendments or changes to the Contract Documents shall be effective unless made in accordance with Article 11. If at any time the Shipyard feels it has received directions from the Owner which constitute a change or amendment to the Contract Documents or require work which is not within the scope of the Contract Work, the Shipyard shall provide notification in writing to the Owner of this belief prior to commencement of the work at issue and demand that such directions be put in writing by the Owner in accordance with Article 11. Any and all work performed without such written directions shall be held to be work within the Shipyard's existing scope of work or work voluntarily performed by the Shipyard at no additional cost or time impact.

SECTION 6.5 -- GRATUITIES AND CONFLICTS OF INTEREST

         The Shipyard agrees that it will neither extend nor offer any loan, gratuity or gift of money in any form whatsoever to any employee or agent of the Owner nor will it rent or purchase any equipment or materials from any employee or agent of the Owner, other than Owner Furnished Materials. Before Final Payment, the Shipyard shall execute and furnish the Owner an affidavit certifying that it has complied with the above provisions of the Contract.

SECTION 6.6 -- TERMINATION FOR DEFAULT OF SHIPYARD

         The Shipyard shall be deemed to be in default of its obligations under this Contract, and the Owner shall thereupon be entitled (but not bound) to terminate this Contract (hereinafter "Default Termination") in the following circumstances:

         (a) Where the Shipyard commits a breach of the terms of, or fails to perform any of its obligations under, the Contract and fails to remedy the same within ten (10) days of receipt of a written notice by the Owner stipulating the breach that has occurred; or in the case of a default or breach which by its nature cannot be cured within the ten (10) day period, if Shipyard shall not have begun and continued working diligently toward effecting a cure and fails to remedy the same within sixty (60) days; or

         (b) Where the Shipyard fails to staff or prosecute the Contract Work in accordance with the Project Schedule or shows a prospective inability to timely complete the Contract Work and fails to remedy same within ten (10) days of receipt of a written notice by the Owner stipulating that such a condition exists; or in the case of a default or breach which by its nature cannot be cured within the ten (10) day period, if Shipyard shall not have begun and continued working diligently toward effecting a cure and fails to remedy the same within sixty (60) days; or

         (c) If any material representation or warranty made in this Contract or by an authorized Shipyard representative (including financial or other information on the Shipyard provided to Owner) is or becomes false, inaccurate or incomplete, and such default is not cured or waived, within ten (10) days of receipt of a written notice thereof is given to the Shipyard; or in the case of a default or breach which by its nature cannot be cured within the ten (10) day period, if

                  Shipyard shall not have begun and continued working diligently toward effecting a cure and fails to remedy the same within sixty (60) days; or

         (d) If the Shipyard fails to pay any principal of or interest on any material indebtedness for borrowed money, or any guarantee thereof, beyond the period of grace, if any, provided with respect thereto, or defaults in the observance or performance of any other material term, covenant, agreement, condition, undertaking or provision contained in any agreement or instrument evidencing or securing or related to any indebtedness for borrowed money or guarantee; or

         (e) Where the Shipyard suffers the issuance by any court of a writ of attachment or similar process or judgment in respect of any claim exceeding in value $50,000.00 which is not stayed or is not released within thirty (30) days after the entry or levy thereof or after any stay is vacated or set aside; or

         (f) Where the Shipyard admits in writing an inability to pay its debts as they become due or, generally, demonstrates by its actions that it is failing to pay its debts as they become due; or

         (g) Where the Shipyard commences a case under any Chapter of the Title 11 of the United States Code as now comprised or in the future amended ("Bankruptcy Code"); or

         (h) Where the Shipyard has commenced against it an involuntary case under the Bankruptcy Code, which case is not dismissed within thirty (30) days from the date of commencement; or

         (i) Where the Shipyard consents to the entry of an order for relief under the Bankruptcy Code or a similar law in any country; or

         (j) Where the Shipyard consents to or suffers the appointment of a custodian, receiver or trustee for all or a major part of its property; or

         (k) Where the Shipyard makes an assignment for the benefit of creditors under applicable state insolvency laws; or

         (l) Where the Shipyard consents to the entry of a court order under any law ordering the winding up or liquidation of its affairs, or suffers the entry of such an order, which order, if not consented to, is not vacated, denied, set aside, or stayed within thirty (30) days from the date of entry.

         In the event that the Owner shall choose to exercise its right of Default Termination of this Contract, then the Owner shall so notify the Shipyard in writing. Such notice of cancellation shall be effective as of the date of receipt of the same by the Shipyard and, at the Owners direction, the Shipyard shall then: (i) complete at Shipyard's cost all works required at a minimum to permit the Vessel to depart from the Shipyard in a safe and seaworthy condition; (ii) thereafter remove its employees, agents and contractors, together with their equipment, from the Vessels; and (iii) render all necessary assistance to the Vessel(s) and the Owner in leaving the Shipyard at the earliest moment convenient to the Owner. In case of Default Termination of the Contract, the Owner shall be liable to pay to the Shipyard only those parts of the Contract Work already incorporated into, supplied or delivered to the Vessel(s) by the Shipyard less the amount of the Contract Price then paid by the Owner and less any other amounts due to the Owner under the provisions of this Contract, including the costs and damages incurred due to the Default Termination. Provided, however, that no such payments shall be made to the Shipyard until all portions of the Contract Work have been completed by the replacement shipyard and all damages incurred by the Owner as a result of the Shipyard's Default are known. The remedies available to Owner under Article 11 are in addition to, and not in lieu of, its other remedies available at law or in equity.

         Default Termination of the Contract shall in no sense prejudice any accrued claim the Owner may at the time of such termination assert, whether in law or equity, against the Shipyard including, but not limited to, a claim for liquidated damages in accordance with Section 10.2. The Shipyard shall further be liable in the event of Default Termination to pay to the Owner all additional cost incurred by the Owner in changing shipyards and completing the Contract Work at another shipyard.

         In the event of a Default Termination by the Shipyard, Owner shall irrevocably be made, constituted and appointed the true and lawful attorney for Shipyard (without requiring any of them to act as such) with full power of substitution to do the following: (a) execute in the name of Shipyard any applications, bill of sales, instruments, documents and statements that Shipyard is required to execute in connection with the documentation of the Vessel in the name of the Owner; and (b) do such other and further acts and deeds in the name of the Shipyard that Owner may deem necessary or desirable to enforce its interest in the Vessels, the Contract Work, the related materials, equipment and supplies.

SECTION 6.7 -- LIENS

         The Shipyard shall reimburse the Owner for all costs and damages, including attorneys fees incurred by the Owner in connection with or as a result of the existence or discharge of any lien or other claim which is not discharged by a bond obtained at the Shipyard's expense or which is not otherwise satisfied at the Shipyard's expense. If at any time there shall be evidence of the existence of any such lien or claim, the Owner may use money then due or to become due under the Contract to discharge such lien or satisfy such claim and may credit such amounts against the amounts due or to become due to the Shipyard.

SECTION 6.8 -- OWNER DEFAULT AND REMEDIES

         In the event that (a) Owner shall fail to timely make a progress payment as set forth in Section 3.3(e), and (b) Owner has failed to make the required progress payment within twenty (20) days following receipt of a written notice by the Shipyard that Owner has failed to timely make a progress payment, then Shipyard, in addition to any of the legal remedies and recourse available at the time, at its option, may terminate and cancel this Contract.

         Owner further agrees to pay to Shipyard interest at the prime rate of Citicorp Bank in New York, New York, plus Two Percent (2%) interest per annum on any sums of money not timely paid in accordance with Section 3.3(e), with interest being computed from the due date of such progress payment until the date on which payment is actually received by Shipyard.

                       ARTICLE 7 - ENGINEERING AND DESIGN

SECTION 7.1 -- SHIPYARD REVIEW OF THE VESSEL AND CONTRACT DOCUMENTS

         The Shipyard acknowledges that prior to execution of this Contract, Shipyard has had ample opportunity to fully review and acquaint, and has, in fact, fully reviewed and acquainted itself with the Vessel and Contract Documents. The Shipyard warrants that it has, prior to execution of this Contract, notified the Owner of all errors, ambiguities, or omissions (whether regulatory or otherwise) discovered during its review of the Contract Documents and has received adequate responses thereto.

SECTION 7.2 -- SHIPYARD RESPONSIBILITY FOR DESIGN AND ENGINEERING

(A) The Shipyard shall provide and perform all the design and engineering services necessary for the complete performance of the Contract Work. No test, inspection, review, approval, or acceptance by the Owner, any Regulatory Agencies or Bodies, or any other entity or organization shall relieve the Shipyard of its sole responsibility to perform the Contract Work, including all associated design and engineering services, in accordance with this Contract. Owner agrees that Shipyard is not responsible for the design and engineering of equipment and systems provided by third parties.

(B) As a part, but not all, of its design and engineering services under this Contract, the Shipyard shall prepare and timely submit a full set of Working Drawings for the Vessel covering all portions of the Contract Work. The purposes of these Working Drawings are as follows:

         (i) Provide details required for Owner and Shipyard review and determination that the structure or system displayed is in accordance with the Contract;

         (ii) Provide the details required to produce other associated drawings and to permit Shipyard workers to obtain the proper materials and to perform the Contract Work;

         (iii) Provide the details required to gain the approval of any and all applicable Regulatory Agencies or Bodies; and

         (iv) Provide a permanent record of the Contract Work so that future operating personnel can understand, troubleshoot, maintain and repair the structure or systems displayed.

(C) Also, as part, but not all, of its design and engineering services under this Contract, the Shipyard shall, upon completion of the Contract Work, prepare a complete set of deck arrangements, diagrams and profiles of the Vessel. Arrangements, diagrams and profiles shall be drawn as set forth in the Contract Documents and shall reflect the final as-built and delivered condition of the Vessel. All arrangement, diagram and profile drawings required to be delivered to Owner shall be properly folded and delivered to Owner within the Owner Outfitting Period defined in
Section 9.1; provided, however, the piping diagrams and the electrical one line drawings shall be properly folded and delivered to Owner no later than the Delivery Date.

(D) Owner and Shipyard agree that the Guidance Drawings must be revised to conform to the Specifications. Owner and Shipyard shall jointly review any changes to the Guidance Drawings. The parties agree that changes made to the Vessel's propulsion and electrical systems as a result of such revisions may be of a magnitude that will require an adjustment to the Contract Price, although it is agreed that changes to the other systems shall have no effect on the Contract Price. Notwithstanding the foregoing, any changes to the Contract Work required by the review of the Guidance Drawings by the Regulatory Agencies or Bodies shall be for the Owner's account. Changes in connection with this paragraph shall be made in accordance with paragraph (f) of Section 11.3 below.

(E) Engineering calculations and Guidance Drawings shall be submitted to the Owner and Owners reply to the submittal shall be within fourteen (14) days of Owners receipt of same. The timing and processing of Shipyard submittals to Regulatory Agencies and Bodies other than the Owner are the responsibility of the Shipyard.

SECTION 7.3 -- MAKERS' LIST

         The potential makers and suppliers of major items of machinery and equipment are set forth on the Makers' List which is attached hereto as Appendix Three. The Makers' List includes the Shipyard's selection of manufacturers for various equipment listed and Owner has accepted such selections by the Shipyard. If the Shipyard is unable to obtain the machinery or equipment from the selected manufacturer, or if Shipyard desires to change its selection of a manufacturer, the Shipyard shall select its choice of alternate maker or supplier in a timely manner in order to allow Owner to approve or disapprove such selection. Concurrently with each such selection of an alternate, Shipyard shall provide Owner with such supplier's technical specifications and other information sufficient to enable Owner to make its decision to accept or reject such selection. Owner shall have fourteen (14) calendar days after receipt to respond to Shipyard and accept or reject Shipyard's selections. If Owner disapproves of Shipyard's alternate selection, Owner shall have the right to make its own selection from the Makers' List provided: (i) Owner can reasonably establish that the Owner's selection complies with the relevant technical specification; and (ii) if there is any impact on the Contract Price or Delivery date, the parties agree to a Change in accordance with Section 11.3 below.

         If Shipyard suggests an "or equal" alternative to a specified product which is approved by Owner, any cost savings will be handled in accordance with
Section 6.3 of this Contract. If Owner suggests a change from a previously selected and approved manufacturer and such change is approved by Shipyard, such change shall be handled in accordance with Section 11.3 of this Contract.

SECTION 7.4 -- OPERATING AND TECHNICAL MANUALS

         As more specifically set forth in the Specifications, the Shipyard shall provide Owner with standard commercial operating manuals prepared by vendors for any new equipment and technical manuals for said equipment, with respect to equipment furnished to and incorporated in the Vessel by Shipyard.

SECTION 7.5 -- NOISE AND VIBRATION

         The parties agree that the Shipyard is not warranting the noise and vibration levels of the Vessel. Upon the execution of the Contract, Shipyard shall at its cost engage a noise and vibration consultant (the "Consultant") mutually agreeable to the Owner who shall review the Specifications and Guidance Drawings and all other available relevant data for the purpose of estimating and predicting the noise and vibration levels for the Vessels. If the noise and vibration levels predicted by the Consultant do not meet the levels set forth in the Specifications, the Owner shall have the opportunity to modify the Specifications to improve the predicted noise and vibration levels. The Shipyard agrees to perform at no additional cost to the Owner up to 400 man hours of corrective work, which shall be the Shipyard's sole responsibility for guarantee work as it applies to noise and vibration. Any corrective measures over the 400 man hours set forth herein will be handled as a change order. If Owner request Shipyard to provide any of the 400 man hours of corrective work away from Shipyard's Jacksonville, Florida facility, then Owner will be responsible for the cost of any travel and per diem of Shipyard's employees.

                       ARTICLE 8 - TESTING AND INSPECTION

SECTION 8.1 -- SHIPYARD QUALITY CONTROL

         The construction of the Vessel, its machinery, equipment and outfitting shall be subjected, throughout the entire period of construction, to a planned system of quality control administered by an inspection department of the Shipyard. The Shipyard is solely responsible for the quality and conformance of the Contract Work with the Contract. Furthermore, quality control testing and process control are the responsibility of the Shipyard. The necessary tests and inspections by the classification society and other Regulatory Agencies or Bodies concerned shall also be carried out and recorded.

         The Owner, its representatives and/or Owner's Lenders may attend during construction of the Vessel, tests and inspections of the Vessel, its machinery and equipment. The Shipyard shall give to the Owner at least forty-eight (48) hour advance notice stating nature, time and location of any tests or inspections which may be attended by the Owner, provided that in exceptional circumstances the manner in which such notice is given may be modified by mutual agreements.

         During working hours in the course of construction of the Vessel until Delivery thereof, the Owner, its representative(s) and/or its lenders shall be given free and ready access to the Vessel, its machinery and equipment, and to any other place where work is being done, or materials are being processed or stored, in connection with construction of the Vessel, including the yards, workshops, stores and offices of the Shipyard and the premises of subcontractors of the Shipyard, who are doing work or storing materials in connection with construction of the Vessel, save and except areas which are controlled for purposes of national security or otherwise provided that the Owner or his assistant(s) shall not disturb or obstruct the Shipyard or its subcontractors in construction of the Vessel.

         In the event that the Owner or any Regulatory Agencies or Bodies discover any material or workmanship which will not conform to the requirements of this Contract and the Specifications, the Owner shall promptly give the Shipyard a notice in writing as to such non-conformity, upon receipt of which the Shipyard shall correct such non-conformity at no cost to Owner. Failure to give such notice, however, will not be deemed a waiver of Owner's rights hereunder.

SECTION 8.2 -- TESTS AND TRIALS

         (a) Prior to Delivery, the Shipyard, at its expense, shall subject each Vessel to those tests and trials required by good marine practice and the Contract Documents.

         (b) When the work on a Vessel is substantially complete, as required by this Contract, and when the Shipyard shall have made sufficient trials at the dock to be reasonably sure of satisfactory performance under the requirements of this Contract, the Vessel shall be subject to trials at sea as prescribed by the

                  Contract Documents. The Shipyard's personnel shall operate the Vessel's equipment and machinery during trials at dock and at sea.

         (c) Arrangements will be made so as to obtain specific data during the trials which are required to determine compliance with the Contract Documents. At a reasonable time before the Vessel is ready for such trials, Shipyard shall submit a schedule of trials to the Owner for approval by the Owner.

         If, at and upon trials required by the Contract Documents, there shall be any material failure of the Contract Work to meet the requirements of this Contract, the Shipyard shall, after corrective action is taken, be required to demonstrate compliance with the Contract Documents. The costs of any additional trials or other demonstrations (exclusive of Owner's personnel and authorized representatives) required by this Section shall be borne by the Shipyard, except that with regard to any demonstrations made necessary by failure or malfunction upon prior trial of Owner Furnished Material, Owner shall bear the cost of such additional trials or demonstration.

                      ARTICLE 9 - ACCEPTANCE AND GUARANTEES

SECTION 9.1 -- ACCEPTANCE AND DELIVERY

         Final inspection shall be accomplished immediately upon completion of successful sea trials and Owner and Shipyard shall jointly prepare a list of all Contract Work that is not complete or is defective, including any items detected at sea trials (the "Punch List"). Owner shall accept the Vessels at Shipyard's yard when tendered by Shipyard ("Delivery"), provided the Vessel is substantially complete as provided in the Contract Documents. At Owner's request and at Owner's expense, Shipyard shall deliver the Vessel at a location other than Shipyard's yard. In the event the Vessel is substantially complete, but the requirements and conditions of this Contract shall not be met, Owner shall accept Delivery of the Vessel and, at Owner's sole discretion, either (i) the parties may stipulate money damages in lieu of full performance by the Shipyard or (ii) such Delivery shall be subject to completion or correction of all items on the Punch List. For purposes of this Section, the term "substantially complete" shall mean seaworthy and complete within the requirements of the Contract Documents.

         In the event election (ii) of the preceding paragraph is made, Shipyard shall complete all Punch List Items within the thirty (30) days following Delivery (the "Owner Outfitting Period"). In the event such Punch List Items are not complete within the Owner Outfitting Period, the Shipyard shall provide a crew sufficient to properly complete the Punch List which shall travel on the Vessel until the Punch List Items are completed. Such crew will include a designated representative with sufficient authority to approve the performance of work so as to complete the Punch List.

         Shipyard shall furnish Owner on delivery of each Vessel a Builder's Certificate (CG-1261) together with whatever other documents may be required by law or by any Regulatory Agency of the United States having jurisdiction in order for the Owner to document the Vessels in its name properly endorsed to engage in the Coastwise trade. In addition, Shipyard shall furnish Owner upon delivery of a Vessel with the affidavits, certificates and lien waivers required by this Contract.

SECTION 9.2 -- GUARANTEE WORK

         Shipyard warrants that (i) all work will be done in a good and workmanlike manner and that all labor and installations shall meet the requirements and standards described in the Contract Documents; and (ii) all parts and components fabricated by the Shipyard shall be free from defects and of the quality set forth in the Contract Documents and conform to the applicable regulations and rules of all Regulatory Agencies or Bodies. The Shipyard shall guarantee the Contract Work, including but not limited to design and engineering work, all parts, and components fabricated by the Shipyard and workmanship entering into the Vessel and furnished by it, or on its account, against defects in design, material or workmanship, or latent defects which may develop within twelve months after Delivery of the Vessel to the Owner (the "Guarantee Period"). Any items found defective, in accordance with the requirements of the Contract ("Warranty Work"), shall be repaired or replaced by the Shipyard without expense to the Owner. If, in the opinion of the Owner, immediate repairs or replacements are essential to keep the Vessel on its scheduled operations or if because of geographical distance or other reasons Shipyard does not elect to perform repairs that are immediately needed, then Owner may effect such repairs on its own or by hiring an outside contractor, including a shipyard ("Repair Contractor"), for the account of the Shipyard, but all such repairs will be subject to a maximum reimbursement by Shipyard for the actual cost incurred by Owner not to exceed ___ ________________________________ of the actual cost of materials plus actual labor not to exceed ______________________ per hour. If immediate repairs are not necessary, the Shipyard will be notified and be given five days within which to examine and begin to correct the defects. If the defects are not timely corrected, the Owner shall be entitled to have the defects corrected by a Repair Contractor of Owner's choice or by the Vessel's crew for the account of the Shipyard subject to maximum reimbursements by the Shipyard for the actual cost incurred by Owner not to exceed ____ of the actual cost of materials plus actual labor calculated on an hourly basis not to exceed _____ per hour. Notwithstanding anything to the contrary herein, at Owner's election, if it determines that the Warranty Work need not be conducted immediately, Owner may return the Vessel to the Shipyard any time within 24 months following discovery of the Warranty Work and Shipyard shall repair the Warranty Work provided such Warranty Work is reported to the Shipyard within the 12 month warranty period. All items or work repaired or replaced under this guarantee, whether such was accomplished by the Shipyard, the Vessel' crew or made by a Repair Contractor for the account of the Shipyard, shall be guaranteed by the Shipyard for the greater of the remainder of the 12 month warranty period or for an additional ninety (90) days beyond the date of said repair or replacement.

         Neither Delivery, nor any other pre-final payments, reviews, comments, tests, inspections, observations, approvals, or acceptances shall constitute an acceptance of work not done in accordance with the Contract or relieve the Shipyard of liability for faulty design, materials or workmanship. The Shipyard shall remedy any defects in its work and pay for any damage resulting from the corrective work which shall appear within the period specified above.

         In addition to the warranty being provided by Shipyard hereunder on all Contract Work, but not in lieu thereof, the Shipyard shall use all reasonable efforts to obtain warranties from vendors, suppliers and subcontractors equivalent in scope and duration to the warranties being provided by Shipyard. All such warranties shall be made for the benefit of the Shipyard and the Owner. Shipyard shall promptly disclose to Owner any warranty which is not equivalent in scope or duration to those provided by Shipyard.

         The Shipyard warrants the installation of systems, equipment, engines and components as installed by the Shipyard or its subcontractors. The Shipyard's responsibility for defects in any item manufactured by a third party shall be limited to such manufacturer's warranty and Owner will have no claim or cause of action against Shipyard in the event that the manufacturer or supplier does not honor its warranty obligation. The Shipyard shall be the agent for the Owner for all Warranty Work regardless of who provides the warranty. Notwithstanding the foregoing, Shipyard shall require the paint manufacturer to provide the Owner with a three-year anti-corrosive paint warranty and Shipyard shall have no further liability with respect to such warranty.

         Immediately prior to expiration of the Guarantee Period, a Guarantee Survey shall be conducted for the purpose of determining remaining deficiency items to be corrected. The Guarantee Survey shall be made jointly by the Owner, the Shipyard, and the applicable Regulatory Agencies and Bodies. The time and place for the Guarantee Survey shall be at the convenience of the Owner, giving due consideration to the Vessel schedule and commitments. All fees and expenses required by Regulatory Agencies or Bodies for their participation in this Survey shall be borne by the Owner.

         Each and every warranty claim hereunder will be subject to a Two Hundred Fifty Dollar ($250.00) deductible, nevertheless provided that when the aggregate amount of deductibles regarding the warranty claims total Five Thousand Dollars ($5,000.00), no additional deductible shall apply.

         In the event of the failure of any part of the Vessel fabricated by Shipyard as a result of defective workmanship or defective materials within the aforesaid warranty period, it shall be the duty and obligation of Owner to promptly give Shipyard written notice thereof, giving full information as supported by photographs, where possible.

         It is understood and agreed between the parties hereto that Shipyard shall not in any way be liable or responsible for any paint failure or defective painting of the Vessel after delivery of the Vessel to Owner, provided Shipyard has properly applied the paint and has obtained from the paint manufacturer certification to this effect.

         Owner agrees that it will hold Shipyard harmless from any and all claims asserted by third parties which are asserted after the Guarantee Period.

SECTION 9.3 -- DISCLAIMER OF WARRANTIES

         (A) IT IS UNDERSTOOD AND AGREED BETWEEN THE PARTIES HERETO THAT SHIPYARD SHALL NOT IN ANY WAY BE LIABLE OR

                  RESPONSIBLE FOR ANY NEGLIGENT CONSTRUCTION, DESIGN, ENGINEERING OR DEFECTS IN THE VESSEL AFTER EXPIRATION OF THE TWELVE (12) MONTHS AFTER DELIVERY OF A VESSEL.

         (B) THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PURPOSE ARE SPECIFICALLY EXCLUDED.

         (C) NO OTHER WARRANTIES, EXPRESS OR IMPLIED, ARE OR WILL BE DEEMED TO HAVE BEEN MADE BY SHIPYARD EXCEPT THE WARRANTY HEREINBEFORE SET FORTH.

         (D) THE WARRANTY HEREINBEFORE SET FORTH IS GIVEN IN LIEU OF ANY IMPLIED WARRANTIES.

         (E) THERE ARE NO WARRANTIES GIVEN WHICH EXTEND BEYOND THE LANGUAGE AND DESCRIPTION ON THE FACE HEREOF.

SECTION 9.4 -- ELIMINATION OF INCiDENTAL AND CONSEQUENTIAL DAMAGES

         It is understood and agreed by the parties hereto that Shipyard shall not in any way be liable or responsible for any incidental or consequential damages, of any kind or nature, including but not limited to loss of profits and loss of use of the Vessel, from any cause of action of any kind or nature, including but not limited to negligence, contract, warranty or any other causes of actions, arising out of or in connection with or pertaining to the Vessel constructed hereunder. The elimination of incidental and consequential damages, as provided herein, is an essential condition of this contract, and Owner acknowledges that Shipyard would not have entered into this contract without said elimination of incidental or consequential damages for the considerations set forth herein for the construction of the Vessel.

                           ARTICLE 10 -- PROJECT TIME

SECTION 10.1 -- CONTRACT TIME

         Time is of the essence in this Contract. The Owner's scheduled use of the Vessel, and related promotional and operational plans, are based upon a timely completion of the Contract Work. In support of these intentions and plans, the Shipyard is required to achieve delivery of the first Vessel on March 1, 2001 and the second Vessel on June 22, 2001. The period of time from the date of execution of this Contract until the required date of Delivery of the Vessel will hereinafter be referred to as the "Contract Time." The Contract Time shall be subject to adjustment only if (a) an Excusable Delay is encountered, and (b) proper and timely notice is given.

         "Excusable Delays" are defined as those delays resulting from events or situations which occur or exist, or fail to occur or exist, through no fault or negligence of the Shipyard, including (i) Compensable Causes, (ii) the delay or default or non-performance of any supplier or manufacturer with whom Shipyard may contract to furnish and deliver any materials, equipment, machinery or labor necessary in the construction of the Vessel (provided that Shipyard demonstrates that it has ordered such materials, equipment, machinery or labor in a timely manner, that Shipyard has used its best efforts to obtain same on time and that no alternate source of supply was reasonably available), (iii) the delay or default by the Owner to timely furnish and deliver the Owner Furnished Materials, and (iv) including wars, sabotage, bombing, fires, strikes, riots, floods, insurrection, earthquakes, acts of God, hurricanes, delays in transportation, blockades, embargoes, acts, demands, or requirements of the United States Government or any state or political subdivision thereof, or occasioned by command, restraint, condemnation or acquisition by the United States Government or any political subdivision thereof; provided, however, that as soon as any such cause is removed and no longer exists, except as may be herein otherwise set forth, Shipyard shall thereupon continue, carry out and perform the covenants and conditions of this Contract on Shipyard's part to be performed.

         Notwithstanding the foregoing, in the event that any Excusable Delay lasts in excess of fifteen (15) consecutive days or thirty (30) days in the aggregate, Owner shall be entitled to terminate the Contract without further obligation to Shipyard other than the obligation to pay Shipyard for any and all work performed by Shipyard including the purchase of materials and equipment up until such termination of the Contract by Owner, and Shipyard shall be obligated to prepare and place the Vessel at Owner's expense in a condition and mode by which the Vessel can be transported by Owner to another shipyard for completion of the Contract Work.

SECTION 10.2 -- SHIPYARD'S LIQUIDATED DAMAGES

         The Contract Price of each Vessel shall be subject to adjustment as provided herein. The parties agree that the sums set forth below as liquidated damages represent all the damages with respect to matters set forth below to which Owner will be entitled from Shipyard including but not limited to lost profits, loss of business opportunities or other damages. However, any reduction of the Contract Price as provided in this section is by way of liquidated damages which will not constitute a penalty and shall not affect any other rights or remedies of the Owner or the Shipyard as to unrelated matters.

         (a)      Delayed Delivery

                  (i) In the event Shipyard fails to deliver either Vessel on or before the respective Delivery Date, the Owner will suffer damages which are difficult to ascertain. The sums to be paid as liquidated damages will be based on the number of days beyond the Delivery Date up to and including the actual delivery, as follows:



Time Period of Delay                Vessel  I (per day)                         Vessel II (per day)
--------------------                -------------------                         -------------------
Day 1 to Day 10                              _________                                   _________
Day 11 to Day 20                             _________                                   _________
Day 21 to Day 30                             _________                                   _________
Day 31 to thereafter                         _________                                   _________



                  (ii) In no event shall the total amount payable by Shipyard under sub-paragraph (i) above exceed in the aggregate ___ of the Contract Price for each Vessel.

                  (iii) For the purpose of this Section, the delivery of the Vessel shall be deemed to be delayed if the Vessel, after taking into full account any extension of the Delivery Date by reason of Excusable Delays is not delivered by the date upon which delivery is required under the terms of the Contract.

                  (iv) Shipyard's completion of Punch List items as described in Section 9.1 during the Owner Outfitting Period shall not be counted in determining any liquidated damages for delayed delivery.

         (b)      Insufficient Speed

                  (i) The Vessel has been designed for a speed over ground of __ knots in the design draft condition in calm seas and winds. The design draft condition is a draft of 12'0" as defined in Group 0 of the Specifications. Shipyard's engineering subcontractor, Guido Perla & Associates, Inc., shall verify the effective horsepower "EHP" requirements of the hull through a model testing program. The model testing program will be performed as soon as reasonably possible after Contract execution in order to predict the speed of the Vessels based upon the design set forth in the Guidance Drawings and Specifications. Owner may participate in the model testing program if so desired and the results of the model testing program will be reported to Owner. Any hull form modifications necessary to enhance flow and reduce EHP shall be reviewed and approved by Owner. Shipyard is responsible to construct the hull meeting the tested EHP requirements.

                  (ii) Shipyard will be responsible for the speed of the Vessels up to the predicted speed from the model test or ___ knots, whichever is lower (the "Target Speed"). If Owner determines that the speed predicted by the model test is not acceptable to Owner, then it is the responsibility of Owner to initiate a Change in accordance with Section 11.3 of this Contract in an attempt to increase the speed. If a Change is made in order to increase the speed and if Owner desires a second model test, the second model test will be at the sole cost and expense of Owner.

                  (iii) If, following final trials, there exists a deficiency of greater than one fourth of one knot in actual speed below the Target Speed, and if Shipyard is not able within a reasonable period, to correct such deficiency the Contract Price shall be reduced __________ for a speed deficiency of more than one quarter knot to one-half knot, and an additional _________ penalty for a speed deficiency from one-half to three quarter knot, and an additional ___________ penalty for a speed deficiency from three quarters of a knot to one knot; provided, however, in no event shall the total amount payable by Shipyard under this sub-paragraph (iii) exceed in the aggregate ___________.

                  (iv) If the deficiency in the actual speed of the Vessel upon trial run is more than one (1) full knot below the Target Speed, then Shipyard shall be required to correct the deficiency in order that the actual speed of the Vessel is within one (1) knot of the Target Speed.

SECTION 10.3 -- PROJECT SCHEDULE

         Within ninety (90) days of execution of this Contract, the Shipyard shall prepare and submit to the Owner for approval a resources quantity (i.e., materials and equipment) and critical path method ("CPM") schedule using Shipyard's standard system (hereinafter referred to as the Project Schedule). This Project Schedule shall be reasonably consistent with the Preliminary CPM Schedule which accompanied the Shipyard's bid. The purpose of the Project Schedule shall be to:

         (a) assure adequate planning, scheduling and monitoring of both the Contract Work and the joiner work, if contracted to a third party;

         (b) assure coordination of and between all portions of the Contract Work and work to be performed by Owner's Contractors;

         (c) assist the Shipyard and Owner in evaluating proposed changes to the contract and the impact (if any) such changes may have on the Project Schedule; and

         (d)      evaluate the Shipyard's applications for Progress Payments.

SECTION 10.4 -- PROGRESS MEETINGS

         The Shipyard shall be required to prepare for and participate in weekly progress meetings to be held at the Shipyard. Both the person designated by the Shipyard as its authorized representative responsible for coordinating the preparation and maintenance of the Project Schedule and the Shipyard's project superintendent shall attend such meetings. These meetings shall be conducted by the Shipyard, who shall be responsible for recording the minutes of the meetings and distributing same to all attendees within three (3) business days. Owner will be provided the opportunity to attend Shipyard production meetings as Owner deems necessary.

SECTION 10.5 -- SHIPYARD RECORDS

         The Shipyard shall maintain accurate management and financial records of actual costs incurred during the course of the Contract Work from contract execution through Delivery. In the event that a lien claim is made against the Owner or a Vessel after Delivery, the Shipyard will, upon reasonable notice, allow the Owner and/or Owner's lenders to review records (except general or operating overhead or its components or profits) kept by the Shipyard relating in any way to the lien claim.

         Books and records shall be maintained during the performance of this Contract by the Shipyard and its subcontractors and shall be retained for a period of three years after the date of Delivery. Such records shall include, but not be limited to, all work done pursuant to change orders performed on a time and materials basis, all invoices, purchase orders, Working Drawings, and other documents pertaining to the Contract Work, including those records relating to equipment furnished by Shipyard's vendors and subcontractors. In the event that a lien claim is made against the Owner or a Vessel after Delivery, the Shipyard will make such books and records available to the Owner and its lenders upon request regarding such lien claim. The Shipyard shall render reasonable assistance to the Owner and its lenders in locating specifically requested or identified books and records.

                         ARTICLE 11-- CHANGES AND CLAIMS

SECTION 11.1 -- COMPENSABLE CAUSES

         The Shipyard may, during the course of its performance under this Contract, incur costs over and above what it reasonably anticipated in executing this Contract or which are included in the Contract Price. Such costs will be recoverable from the Owner only to the extent that: (a) a Compensable Cause as defined in this Section 11.1 is encountered; (b) proper and timely notice is provided by the Shipyard pursuant to Section 11.2; (c) the Shipyard shows that such costs would not have been incurred but for the Compensable Cause so noticed; and (d) the incurrence of such costs was not a risk borne by the Shipyard under the Contract Documents. The Shipyard shall not be entitled to recover any additional costs or damages resulting from events or conditions other than Compensable Causes.

         "Compensable Causes" are defined as the following:

         (a)      Changes enacted pursuant to Section 11.3;

         (b) Damage to Contract Work caused by Owner's Contractors where such damage was not due to a failure on the part of the Shipyard to properly protect the work;

         (c) Untimely rejections, disapproval's, acceptances, or approvals of the Contract Work or Shipyard submittals by the Owner, or late deliveries of Owner Furnished Materials; or

         (d) Regulatory requirements which become effective subsequent to the date of execution of this Contract.

SECTION 11.2 -- NOTICE

         The Shipyard shall notify the Owner of each and every instance where the Shipyard believes it has encountered an event or condition which may be either an Excusable Delay or a Compensable Cause. These notices shall comply with Section 14.5, shall be received by the Owner within ten (10) days of the Shipyard's encountering the alleged Excusable Delay or Compensable Cause, shall specifically identify the event or condition was an Excusable Delay, a Compensable Cause, or both.

         For alleged Excusable Delay and/or Compensable Causes, the specific identification of the event or condition required by this Section shall include, at a minimum: (a) the date the event or condition was encountered, including a specific description of how, when, and where it was discovered; (b) the document or documents by which the change or alleged change or unjustifiable or untimely Owner decision was communicated; (c) a statement citing specific sections of the Contract which permit an adjustment to the Contract Price or Contract Time; (d) any relevant documents which describe or relate to the event or condition; and
(e) its duration if such is an ongoing condition.

         An individual notice shall be provided by the Shipyard for each specific alleged Excusable Delay or Compensable Cause. However, one notice shall be sufficient for an ongoing condition.

         Every event, act, omission, condition or absence thereof, or other causal item which is not noticed to the Owner in strict accordance with this
Section 11.2 shall be conclusively held not to be an Excusable Delay or a Compensable Cause.

SECTION 11.3 -- CHANGES

         (a) It is acknowledged and agreed that changes to the Contract Work ("Changes") will occur and arise during performance and Shipyard shall perform any and all such Changes in accordance with the provisions of this Section 11.3.

         (b) For the purposes of this Section 11.3, changes to the Contract Work shall be classified as either "essential" changes or "nonessential" changes (collectively, "Change(s).") Essential changes shall consist of changes in the Contract Work due to
                  (i) design defects which, if unchanged, would reduce passenger habitability or the economic life or economic value of the Vessel in any meaningful way, or (ii) an action of any Regulatory Agencies or Bodies or any other promulgation of a new law, lawful regulation or interpretation of any Regulatory Agencies or Bodies, as provided in Section 4.5.

         (c) The Shipyard shall perform all essential changes specified in writing by the Owner and shall be entitled to a fair and reasonable adjustment in the Contract Price and the Delivery Date as provided in this Section 11.3. Within two (2) days of discovery of the need for an essential change, Shipyard shall initiate action to issue a change estimate, which shall be in writing and contain a description of the work to be performed or deleted or portions of the Contract Work being changed, the materials to be used, construction requirements, the method of quantifying and basis of price and adjustments in Contract Price (including a detailed labor and materials summary) and change in Delivery Date, if any. Within [two (2)] days after receipt of such change estimate, Owner shall either accept or reject same. In the event Owner rejects the Change estimate, Shipyard shall proceed on a "time and materials" basis if Owner so directs. If Owner accepts the change estimate, Owner and Shipyard shall promptly thereafter execute a contract modification incorporating amendments in the Contract resulting from the change. EACH CHANGE ESTIMATE SHALL INCLUDE ALL DIRECT AND INDIRECT COSTS, ANY RESULTING DELAY, DISRUPTIONS OF ANY AND ALL KINDS, ACCELERATION AND LIKE COSTS ASSOCIATED WITH, RESULTING FROM, OR INCIDENTAL THERETO. THE SHIPYARD AGREES THAT UPON THE OWNER'S TIMELY ACCEPTANCE OF A FIXED PRICE CHANGE ESTIMATE, SHIPYARD WAIVES AND RELEASES ALL CLAIMS FOR ANY AND ALL ADDITIONAL COSTS OR TIME RESULTING THEREFROM.

         (d) Nonessential changes shall be conducted in a similar manner as essential changes, although the Shipyard shall not be required to perform a nonessential change in the event, and only in the event, such change would materially impact the Delivery Date.

         (e) Pricing of Changes which result in an increase in the Contract Price shall be quoted as unit pricing based upon _____ of the cost of materials plus labor at a blended rate of ____ per straight time man hour and if requested or approved by Owner _____ per overtime man hour. Pricing of Changes which result in a decrease in the Contract Price shall be quoted as unit pricing based upon ____ of the cost of materials plus labor at a blended rate of ______ per straight time man hour. Shipyard's failure to comply with the provisions of paragraph
                  (c) above shall not relieve it of its obligation to perform Changes, and in such event, the pricing of Changes shall be done on a time and material basis.

         (f) Notwithstanding the terms of sub-paragraph (e) above, any Changes arising out of modifications to the Contract Work pursuant to Section 7.2(D) shall be priced as follows:

                  (i) Changes resulting from modifications to the Vessel's propulsion and electrical systems in connection with revisions to the Guidance Drawings necessary to conform to the Specifications shall be priced using the same unit pricing parameters as used in determining the Contract Price in the first instance; and

                  (ii) Change resulting from modifications to the Contract Work required by the review of the Guidance Drawings by the Regulatory Agencies or Bodies which result in an increase in the Contract Price shall be quoted as unit pricing based upon ____ of the cost of materials plus labor at a blended rate of
                  ____ per straight time man hour and, if requested or approved by Owner, _____ per overtime man hour.

         (g) The Shipyard and the Owner agree and understand that changes in the Contract Work and any resulting Contract modifications shall be handled in an expeditious and timely manner in order to support the Delivery schedule.


SECTION 11.4 -- CLAIMS

         Immediately upon its preparation of a notice pursuant to Section 11.2, the Shipyard shall begin to keep and maintain complete, accurate, and specific daily records concerning every detail of the potential claim including actual costs incurred. Unless otherwise resolved by negotiation, the Shipyard shall, within thirty (30) calendar days of the date of its notice to the Owner, submit a written Claim to the Owner. A separate Claim shall be prepared and presented for each notice not other wise settled. The Claim shall include:

         (a) A specific identification of the Compensable Cause or Excusable Delay;

         (b) An identification and discussion of each portion of the Contract relating to the Claim;

         (c) A list of new activities the Shipyard is proposing to incorporate into the Project Schedule, including logic and supporting discussion;

         (d) The specific relief requested, including Contract Time if applicable, and the basis upon which it was calculated ;and

         (e) A certification that the Claim is made in good faith, that the supporting data is accurate and complete to the best of the Shipyard's knowledge and belief, and that the amount requested accurately reflects the Contract adjustment for which the Shipyard believes the Owner is liable.

         The Shipyard shall have no entitlement to adjustments in either the Contract Price or Contract Time for Claims not in compliance with the above.

         In analyzing the Claim, the Owner may request access to the Shipyard's supporting documentation and records. If the Owner agrees that the claim is valid, the Owner's decision will be based on verification of actual costs. The Owner's decision may deny the Claim based on its not being in compliance with the above requirements while at the same time providing an independent analysis of the facts or impacts alleged. Such dual response shall not be a waiver of the above requirements regarding the content of the Claim.

         In the event of a dispute, including an unresolved Claim, between the parties arises under the terms of this Contract, either party may send to the other a letter of dispute setting forth in particular the subject matter of the dispute. The parties shall meet at a mutually convenient location not later than thirty (30) days after the date of the receipt of the letter of dispute for the purposes of negotiating a settlement of the disputed matter or to select an alternate dispute resolution procedure.

         In the event that either party determines after compliance with this Section that the disputed matter cannot be resolved by the parties, the disputed matter shall be submitted to binding arbitration in accordance with Section 14.8.

SECTION 11.5 -- COMPENSABLE COSTS

         Changed, extra or deleted work will be priced using the unit prices or lump sum stipulated in the approved Changes authorizing the work.

                               ARTICLE 12 - TITLE

SECTION 12.1 - TITLE TO THE VESSELS; CONTINUING SECURITY INTEREST

         The Vessels being constructed under this Contract shall remain the property of Shipyard and title thereto shall pass to Owner only upon (i) the acceptance and Delivery thereof as provided herein and (ii) payment by Owner of the Contract Price. Title to any Owner Furnished Material shall remain with Owner until incorporated into the Vessels subject to the insurance and risk of loss provisions contained herein.

         In order to secure the obligations of the Shipyard to the Owner under this Contract, Shipyard hereby grants to the Owner a continuing security interest in and to the Vessels, all materials, components, equipment, and work in progress in any way related to the Vessels which security interest shall be first in priority subject only to (i) the claims of the Shipyard for payment by Owner of the progress payments set forth in Section 3.2 and (ii) Shipyard's first and prior right, title and interest in the Vessels to the extent of any sums due and owing from Owner to Shipyard for construction of the Vessels, and in the event of a default by Owner, subject to dockage and other costs incurred by Shipyard reasonably necessary to launch or make the Vessels seaworthy and to safeguard the Vessels. Shipyard agrees to execute any and all financing statements necessary to perfect the security interest granted herein and to obtain any and all intercreditor agreements or subordination agreements in order to provide Owner with the security interest in the collateral described above. In the event of a default by the Shipyard, Owner shall have all the rights and remedies available to a secured creditor under applicable law.

                               ARTICLE 13 - OPTION

SECTION 13.1 - OPTION FOR A THIRD VESSEL

         Shipyard offers to Owner an option to purchase an additional Vessel as part of this Contract. This option granted in favor of the Owner must be exercised no later than December 31, 1999 for delivery of a third Vessel by March 31, 2002. The Contract Price for the third Vessel will be subject to negotiation by the parties which must be mutually agreed upon within the latter of thirty (30) days from the exercise of the option or the expiration of the option term.

                           ARTICLE 14 - MISCELLANEOUS

SECTION 14.1 - FREE TRADE ZONE

         During the term of this Contract, the Owner may elect to have Shipyard establish a "free trade zone" at the Shipyard's facility for the Vessels. In such event, Owner shall be responsible for any and all costs to establish and maintain the free trade zone and any direct Shipyard costs related to maintaining the free trade zone. Any savings on duties or taxes resulting from establishing the free trade zone will accrue to the Owner.

SECTION 14.2 - YEAR 2000 WARRANTY

         Owner and Shipyard have each (i) undertaken a detailed review and assessment of all areas within its business and operations that could reasonably be affected by the risk that its and its customers and suppliers computer applications may not be able properly to perform date sensitive functions after December 31, 1999 (the Year 2000 Problem), (ii) developed a detailed plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) implemented that plan to date in accordance with such plan and timeline. To the best of each of Owners and Shipyards knowledge, all computer applications that are material to its business and operations will on a timely basis be able to perform date-sensitive functions for all dates before and after January 1, 2000.

SECTION 14.3 - CONFIDENTIAL TREATMENT

         Owner and Shipyard agree to treat this Contract as confidential and not to divulge any of its terms and conditions to any other person or entity except to the United States Government and except, as disclosure to such person or entity may be required by law or regulation, or may be required for the performance hereof.

SECTION 14.4 - INTELLECTUAL PROPERTY RIGHTS

         All data furnished to the Shipyard by the Owner or Owner's Contractors, including the Specifications and Guidance Drawings, shall remain the property of the Owner. However, the Shipyard shall have the right to use or reuse said data as necessary to complete the Contract Work. All data, detail drawings or other design and engineering data including reproductions, required by this Contract and produced by the Shipyard or any of its subcontractors for construction of the Vessel in performance of this Contract, shall (i) be used by Shipyard only in connection with the Contract Work and (ii) upon Delivery of the Vessels and payment in full therefor become the sole property of the Owner. Owner shall have the full right to use the same in such manner as it may deem proper, including, without limitation to the generality of the foregoing, the right to reproductions and copies, the right to publish or withhold from publication, the right to construct or cause to be constructed additional vessels using such data, and the right to make any alterations, additions or other changes. Except as provided for in this Contract, the Shipyard and any of its subcontractors shall be entitled to recover the reasonable cost of reproduction and handling in the event the Shipyard or such subcontractor is required by Owner to provide copies of such data to the Owner or any designee of the Owner. Unless prohibited by law relating to national defense or security, the Shipyard shall be permitted to retain copies of such data for its own official records.

         Shipyard shall defend at its own expense any suit or action brought against Owner based on a claim that the performance of this Contract, or any part thereof, constitutes infringement of any patent, copyright or trademark of the United States and Shipyard shall also indemnify and hold Owner harmless from any claims, damages or costs incurred by Owner in connection therewith. In case the performance of this Contract is in such suit held to constitute infringement and its use is enjoined, Shipyard shall, at its option and own expense either: procure for Owner the right to continue performance of this Contract or modify it so that it becomes non-infringing. Where Owner has given written instructions to Shipyard which direct a specified manner of performance of this Contract, Owner shall defend at its own expense any suit or action based on a claim that the performance of this Contract, or any part thereof, constitutes infringement of any patent, copyright or trademark of the United States or unauthorized disclosure or use of any trade secrets where such infringement results from such written instructions and Owner shall also pay all costs and damages awarded therein against Shipyard or incurred by Shipyard in connection therewith.

         Shipyard shall furnish Owner with any information produced by Shipyard in the process of undertaking the Contract Work which may be subject to being patented or copyrighted. Notwithstanding anything above to the contrary, Owner reserves all of its rights and interests to the artistic design or appearance of the interior and exterior of the Vessels and Shipyard shall not utilize any such designs or concepts.

SECTION 14.5 -- ASSIGNMENT

         This Contract and the benefit and the payment of any benefit made hereunder, may be assigned by Owner to any individual, firm or corporation which it may designate, provided that (a) no such assignment may violate any governmental rule or regulation issued or promulgated by any department or agency or instrumentality of any government; and (b) regardless of such assignment, Owner shall remain fully liable and responsible to Shipyard for the performance of all obligations of Owner hereunder, as if said assignment had not been executed. Shipyard agrees to consent to any such assignment by Owner but subject to the limitations set forth above.

         Shipyard shall be prohibited from assigning this Contract or any of the obligations hereunder.

SECTION 14.6 -- NOTICES

         In each and every instance where the Contract Documents require that the Shipyard provide the Owner with notice or that the Owner provide the Shipyard with notice, each such notice shall be in writing, shall specifically reference the Section of the Contract Documents under which such notice is being given, and shall provide a space for the other party to sign and date in acknowledgment of receipt. Each notice shall also comply with any other requirements established in such other Sections of the Contract Documents which may be applicable thereto. Shipyard and Owner communications not in compliance with this Section shall not be valid notices for the purposes of this Contract.

         All notices, correspondence, submittals, and other communications relating to this Contract shall be addressed as follows:

         (a)      To the Owner:     Ocean Development Co.
                                    1428 Brickell Avenue
                                    Miami, Florida  33131
                                    Attn:  Joe Maka
                                    Fax:  503/533-2907

                  With a copy to:   American Classic Voyages Co.
                                    Two North Riverside Plaza, Suite 200
                                    Chicago, Illinois 60606
                                    Attn:  Jordan B. Allen, Exec. Vice President
                                           and General Counsel
                                    Fax:  312/466-6151

         (b)      To the Shipyard:  Atlantic Marine, Inc.
                                    8500 Hechscher Dr.
                                    Jacksonville, FL  32226
                                    Attn:  Edward P. Doherty
                                    Fax:   (904) 251-1798

                  With a copy to:   Richard K. Jones, Esq.
                                    Moseley, Warren, Prichard & Parrish
                                    501 W. Bay St.
                                    Jacksonville, FL  32202
                                    Fax:   (904) 354-0194

         Either party may change such address or telephone numbers by written notice to the other in accordance herewith and such change shall take effect on receipt of such notice by the other.

         All notices and communications under the Contract shall, unless otherwise provided elsewhere in the Contract Documents, be mailed, postage prepaid, or by facsimile, with confirmation of receipt of transmittal or by overnight mail through a nationally utilized overnight carrier, and shall be effective upon receipt thereof by the parties to whom they are addressed.

SECTION 14.7  -- ENTIRE AGREEMENT

         The Contract Documents, Appendices and the applicable regulations, constitute the entire agreement between the parties hereto and supersedes all prior negotiations, representations and agreements with respect to any aspect thereof.

SECTION 14.8 -- CHOICE OF LAW; VENUE

         The Contract shall be governed by and interpreted under the laws applicable in the State of Florida, and where relevant, the General Maritime Law of the United States. Owner and Shipyard agree that any suit for the enforcement of this Contract shall be brought in a federal court sitting in Orlando, Florida and Owner and Shipyard consent to the exclusive jurisdiction of such court and to service of process in any such suit being made upon such party by mail at the address specified in Section 14.5. Owner and Shipyard hereby waive any objection that they may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

SECTION 14.9 -- ARBITRATION

         In the event a dispute arises hereunder between the Shipyard and the Owner, the Shipyard shall continue performance as set forth in this Contract, including the construction and delivery of the Vessels, pending final resolution of any dispute. In the event of any dispute hereunder, the parties shall attempt in good faith to reach a negotiated resolution by designating an officer of appropriate authority to resolve the dispute.

         Any controversy, claim or dispute pertaining to the subject matter listed below shall be submitted to binding arbitration. Such arbitration shall be before a panel of three (3) arbitrators in Orlando, Florida experienced in vessel construction matters, at least one of which shall be an attorney licensed to practice law for more than ten (10) years and conducted in accordance with the applicable rules of the American Arbitration Association. Judgment upon the award by the arbitrators may be entered in any court having jurisdiction thereof. As part of such award the arbitrators may establish their fee and expenses in connection therewith. The fees and expenses of the arbitrator shall be apportioned between the parties by the arbitrators in accordance with the findings and results of the arbitration. The matters subject to mandatory arbitration are: (a) causes of delay; and (b) changes to the Contract Price as a result of change orders initiated by Owner.

         In the event any other dispute arises hereunder, if both Owner and Shipyard agree, they may elect, binding arbitration in accordance with this Section.

SECTION 14.10 -- NO THIRD PARTY BENEFICIARY

         No provision contained in the Contract shall create or give to third parties other than the Shipyard any claim or right of action against the Owner. No provision contained in the Contract shall create or give to third parties other than the Owner any claim or right of action against the Shipyard.

SECTION 14.11 -- PARTIES' RIGHTS AND REMEDIES

         Any rights and remedies granted to the Parties in any part of the Contract shall not be exclusive of, but shall be in addition to, any other rights or remedies available at law or in equity or granted in any other part of the Contract.

SECTION 14.12 -- SEVERABILITY CLAUSE

         In case any one or more of the provisions contained in the Contract shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and the Contract shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

SECTION 14.13 -- AMENDMENTS

         No modification or amendment of this Agreement shall be effective unless such modification or amendment shall be in writing and executed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed in multiple counterparts on this 1st day of May, 1999.

WITNESS:                                      COASTAL QUEEN HOLDINGS, L.L.C.


/s/ Pam Stringer                              /s/ Jordan B. Allen
-------------------------------               ----------------------------------
                                              BY:      Jordan B. Allen
                                              Title:  Executive Vice President
/s/ Shahem Zenni
-------------------------------

WITNESS:                                      ATLANTIC MARINE, INC.


/s/ Vivian N. Ivey                            /s/ Edward P. Doherty
-------------------------------               ----------------------------------
                                              BY:      Edward P. Doherty
                                              Title:   President
/s/ William F. Clifford
-------------------------------

APPENDIX ONE            COASTAL QUEEN MILESTONE PAYMENTS             MAY 1, 1999

                                                                                                                    % OF CONTRACT
                                                                                                                        AMOUNT

PAYMENT                                                                                                        VESSEL        VESSEL
 NUMBER  MONTH    VESSEL ONE                                    VESSEL TWO                                       ONE          TWO
-------  -----    ----------                                    ----------                                       ---          ---
   1       0      CONTRACT SIGNING                              CONTRACT SIGNING                                  5            5

   2       2      START LOFTING (COMPUTER GENERATION OF                                                           3            0
                  PARTS  FOR MODULE 6 PROGRESSING) MODEL
                  TEST COMPLETE

   3       4      START CUTTING OF STEEL FOR MODULE 6                                                             5            0

   4       6      SUBSTANTIAL COMPLETION OF HULL MODULE 6                                                         6            0
                  FROM  KEEL TO MAIN DECK (INCLUDES
                  DECKPLATE, SIDE  SHELL PLATING, BOTTOM
                  SHELL PLATING AND INTERNAL  BULKHEADS
                  AND STRUCTURAL STEEL) ROLL MODULE TO
                  UPRIGHT POSITION.  65% OF WELDING COMPLETE

   5       7      SET MAIN PROPULSION ENGINES AND DIESEL                                                          8            0
                  GENERATOR SETS ON THEIR FOUNDATIONS.
                  MODULE 6 OUTFITTING PROGRESSING
                  (PIPING, MAIN CABLEWAYS AND AUXILIARY
                  MACHINERY)

   6       8      SUBSTANTIAL COMPLETION OF HULL MODULES                                                          5            0
                  4, 5 & 7 FROM KEEL TO FORE/MAIN  DECK
                  (INCLUDES DECKPLATE, SIDE SHELL PLATING,
                  BOTTOM SHELL PLATING AND INTERNAL
                  BULKHEADS AND STRUCTURAL STEEL).
                  ROLL MODULES TO UPRIGHT POSITION AND
                  65% OF WELDING COMPLETE.  MODULE

   7       9      SUBSTANTIAL COMPLETION OF HULL MODULES        START CUTTING OF STEEL FOR MODULE 6               6            5
                  1, 2 & 3, FROM KEEL TO FORE DECK/MAIN DECK.
                  INCLUDES DECK PLATE, SIDE SHELL PLATING,
                  BOTTOM SHELL PLATING AND INTERNAL BULKHEADS
                  AND STRUCTURAL STEEL.  MODULES ROLLED TO
                  UPRIGHT POSITION AND 65% OF HULL WELDING
                  COMP

APPENDIX ONE            COASTAL QUEEN MILESTONE PAYMENTS             MAY 1, 1999

                                                                                                                    % OF CONTRACT
                                                                                                                        AMOUNT

PAYMENT                                                                                                        VESSEL        VESSEL
 NUMBER  MONTH    VESSEL ONE                                    VESSEL TWO                                       ONE          TWO
-------  -----    ----------                                    ----------                                       ---          ---


   8      10      SUBSTANTIAL COMPLETION OF FABRICATION                                                           6            0
                  OF MODULES 11 THROUGH 17 FROM FORE/MAIN
                  DECK TO SALOON DECK (INCLUDES SHELL AND
                  DECK PLATING, AND INTERNAL BULKHEADS AND
                  STRUCTURAL STEEL). MODULES ROLLED TO
                  UPRIGHT POSITION AND 65% OF WELDING
                  COMPLETE.  MODULE OUTFI

   9      11      SUBSTANTIAL COMPLETION OF FABRICATION OF      SUBSTANTIAL COMPLETION OF HULL MODULE 6           6            7
                  MODULES 21 THROUGH 27 FROM SALOON DECK        FROM KEEL TO MAIN DECK (INCLUDES
                  TO CABIN DECK (INCLUDES SHELL AND DECK        DECKPLATE, SIDE SHELL PLATING, BOTTOM
                  PLATING, AND INTERNAL BULKHEADS AND           SHELL PLATING AND INTERNAL BULKHEADS
                  STRUCTURAL STEEL). MODULES ROLLED TO          AND STRUCTURAL STEEL) ROLL MODULE
                  UPRIGHT POSITION AND 65% OF WELDING           TO UPRIGHT POSITION.  65% OF WELDING
                  COMPLETE.  MODULE OUTFITTIN                   COMPLETE

  10      12      SUBSTANTIAL COMPLETION OF FABRICATION         SET MAIN PROPULSION ENGINES AND                   4            9
                  OF MODULES 31 THROUGH 36 FROM CABIN           DIESEL GENERATOR SETS ON THEIR
                  DECK TO OBSERVATION DECK (INCLUDES            FOUNDATIONS.   MODULE 6 OUTFITTING
                  SHELL AND DECK PLATE, BULKHEADS AND           PROGRESSING (PIPING, MAIN CABLEWAYS
                  STRUCTURAL STEEL).  MODULES ROLLED TO         AND AUXILIARY MACHINERY)
                  UPRIGHT POSITION AND 65% OF WELDING
                  COMPLETE.  MODULE OUTFITTING PROGRES

  11      13      SUBSTANTIAL COMPLETION OF FABRICATION         SUBSTANTIAL COMPLETION OF HULL                    4            6
                  OF MODULES 41 THROUGH 46 FROM                 MODULES 4, 5 & 7  FROM KEEL TO
                  OBSERVATION DECK TO TOP DECK (INCLUDES        FORE/MAIN  DECK (INCLUDES DECKPLATE,
                  SHELL AND DECK PLATE, BULKHEADS AND           SIDE SHELL PLATING, BOTTOM SHELL
                  STRUCTURAL STEEL). MODULES ROLLED TO          PLATING AND INTERNAL BULKHEADS AND
                  UPRIGHT POSITION AND 65% OF WELDING           STRUCTURAL STEEL).  ROLL MODULES
                  COMPLETE.  MODULE OUTFITTING                  TO UPRIGHT POSITION AND 65% OF
                  PROGRESSI                                     WELDING COMPLETE.  MODUL


  12      14      SUBSTANTIAL COMPLETION OF FABRICATION         SUBSTANTIAL COMPLETION OF HULL                    4            6
                  OF PILOTHOUSE AND STACKS, MODULES             MODULES 1, 2 & 3, FROM KEEL TO FORE
                  51 & 52. MODULES ROLLED TO UPRIGHT            DECK/MAIN DECK.  INCLUDES DECK PLATE,
                  POSITION AND 65 % OF WELDING COMPLETE.        SIDE SHELL PLATING, BOTTOM SHELL
                  MODULE OUTFITTING PROGRESSING ON              PLATING AND INTERNAL BULKHEADS AND
                  PILOTHOUSE AND STACKS.  ERECTION OF           STRUCTURAL STEEL.  MODULES ROLLED TO
                  MODULES 41 - 46 PROGRESSING.                  UPRIGHT POSITION AND 65% OF HULL
                  OUTFITTIN                                     WELDING COMP

APPENDIX ONE            COASTAL QUEEN MILESTONE PAYMENTS             MAY 1, 1999

                                                                                                                    % OF CONTRACT
                                                                                                                        AMOUNT

PAYMENT                                                                                                        VESSEL        VESSEL
 NUMBER  MONTH    VESSEL ONE                                    VESSEL TWO                                       ONE          TWO
-------  -----    ----------                                    ----------                                       ---          ---



  13      15      LAUNCH OF VESSEL                              SUBSTANTIAL COMPLETION OF FABRICATION             6            6
                                                                OF MODULES 11 THROUGH 17 FROM
                                                                FORE/MAIN DECK TO SALOON DECK
                                                                (INCLUDES SHELL AND DECK PLATING,
                                                                AND INTERNAL BULKHEADS AND STRUCTURAL
                                                                STEEL). MODULES ROLLED TO UPRIGHT
                                                                POSITION AND 65% OF WELDING COMPLETE.
                                                                MODULE OUTFI

  14      16      SUBSTANTIAL COMPLETION OF CREW                SUBSTANTIAL COMPLETION OF FABRICATION             2            6
                  SPACES, MODULES 2 - 5.                        OF MODULES 21 THROUGH 27 FROM SALOON
                                                                DECK TO CABIN DECK (INCLUDES SHELL
                                                                AND DECK PLATING, AND INTERNAL BULKHEADS
                                                                AND STRUCTURAL STEEL). MODULES ROLLED
                                                                TO UPRIGHT POSITION AND 65% OF
                                                                WELDING COMPLETE.  MODULE OUTFITTIN

  15      17      SUBSTANTIAL COMPLETION OF MACHINERY           SUBSTANTIAL COMPLETION OF FABRICATION             2            4
                  SPACES, MODULES 1, 6 & 7.                     OF MODULES 31 THROUGH 36 FROM CABIN DECK
                                                                TO OBSERVATION DECK (INCLUDES SHELL AND
                                                                DECK PLATE, BULKHEADS AND STRUCTURAL
                                                                STEEL).  MODULES ROLLED TO UPRIGHT POSITION
                                                                AND 65% OF WELDING COMPLETE.  MODULE
                                                                OUTFITTING PROGRES

  16      18      START UP AND LOAD TEST MAIN DIESEL            SUBSTANTIAL COMPLETION OF FABRICATION             7            4
                  GENERATOR SETS.  START-UP OF MAIN             OF MODULES 41 THROUGH 46 FROM
                  PROPULSION ENGINES AND Z - DRIVES.            OBSERVATION DECK TO TOP DECK (INCLUDES
                  SUBSTANTIAL COMPLETION OF MODULES             SHELL AND DECK PLATE, BULKHEADS AND
                  11 - 17 OUTFITTING.                           STRUCTURAL STEEL). MODULES ROLLED TO
                                                                UPRIGHT POSITION AND 65% OF WELDING
                                                                COMPLETE.  MODULE OUTFITTING
                                                                PROGRESSI


APPENDIX ONE            COASTAL QUEEN MILESTONE PAYMENTS             MAY 1, 1999


                                                                                                                    % OF CONTRACT
                                                                                                                        AMOUNT

PAYMENT                                                                                                        VESSEL        VESSEL
 NUMBER  MONTH    VESSEL ONE                                    VESSEL TWO                                       ONE          TWO
-------  -----    ----------                                    ----------                                       ---          ---

  17      19      DOCK TRIALS.  SUBSTANTIAL COMPLETION          SUBSTANTIAL COMPLETION OF FABRICATION             5            4
                  OF MODULES 21 - 27 AND 51 - 52                OF PILOTHOUSE AND STACKS, MODULES
                  OUTFITTING.                                   51 & 52. MODULES ROLLED TO UPRIGHT POSITION
                                                                AND 65 % OF WELDING COMPLETE.  MODULE
                                                                OUTFITTING PROGRESSING ON PILOTHOUSE
                                                                AND STACKS.  ERECTION OF MODULES 41 - 46
                                                                PROGRESSING.  OUTFITTIN

  18      20      BUILDERS SEA TRIALS.  SUBSTANTIAL             LAUNCH OF VESSEL                                  3            6
                  COMPLETION OF MODULES 31 - 36 AND
                  41 - 46 OUTFITTING.

  19      21      OWNER'S SEA TRIALS.  COMPLETION OF            SUBSTANTIAL COMPLETION OF CREW SPACES,            8            2
                  VESSEL AND DELIVERY.  VESSEL TENDERED         MODULES 2 - 5.
                  AND ACCEPTED.  PUNCH LIST AGREED UPON.

  20      22      FINAL PAYMENT.  PUNCH LIST COMPLETE           SUBSTANTIAL COMPLETION OF MACHINERY               5            2
                  CONTRACT, SECTION 3.3.(C) COMPLIED            SPACES, MODULES 1, 6 & 7.
                  WITH

          23                                                    START UP AND LOAD TEST MAIN DIESEL                0            7
                                                                GENERATOR SETS.  START-UP OF MAIN
                                                                PROPULSION ENGINES AND Z - DRIVES.
                                                                SUBSTANTIAL COMPLETION OF MODULES
                                                                11 - 17 OUTFITTING.

APPENDIX ONE            COASTAL QUEEN MILESTONE PAYMENTS             MAY 1, 1999

                                                                                                                    % OF CONTRACT
                                                                                                                        AMOUNT

PAYMENT                                                                                                        VESSEL        VESSEL
 NUMBER  MONTH    VESSEL ONE                                    VESSEL TWO                                       ONE          TWO
-------  -----    ----------                                    ----------                                       ---          ---


          24                                                    DOCK TRIALS.  SUBSTANTIAL COMPLETION              0            5
                                                                OF MODULES 21 - 27 AND 51 - 52
                                                                OUTFITTING.

          25                                                    BUILDERS SEA TRIALS.  SUBSTANTIAL                 0            3
                                                                COMPLETION OF MODULES 31 - 36
                                                                AND 41 - 46 OUTFITTING.

          26                                                    OWNER'S SEA TRIALS.  COMPLETION OF                0            8
                                                                VESSEL AND DELIVERY.  VESSEL TENDERED
                                                                AND ACCEPTED.  PUNCH LIST AGREED
                                                                UPON.

          27                                                    FINAL PAYMENT.  PUNCH LIST COMPLETE               0            5
                                                                CONTRACT, SECTION 3.3.(C) COMPLIED WITH

         TOTAL:                                                                                                 100          100


                                  APPENDIX TWO

                    AFFIDAVIT FOR EXEMPTION OF BOAT SOLD FOR
                     REMOVAL FROM THE STATE OF FLORIDA BY A
                              NONRESIDENT PURCHASER


STATE OF FLORIDA           )
                           ) SS:
COUNTY OF ____________     )


                                    AFFIDAVIT

         Personally appears the below named affiant, who being duly sworn, deposes and says:

         1. I have read the Florida Department of Revenue Rule 12A-1.007(9), F.A.C., and s. 212.05, F.S.; and

         2. I am not a resident of the State of Florida and do not make my permanent place of abode in Florida at the time of taking delivery of the boat designated below; and

         3. I am not engaged in Florida in any employment, trade, business, or profession in which the designated boat will be used in Florida; and

         4. I represent a corporation which has no officer or director who is a resident of, or makes his permanent place of abode in, Florida; and

         5. I represent an artificial entity other than a corporation which has no individual vested with authority to participate in the management, direction, or control of the affairs of the entity who is a resident of, or makes his or her permanent place of abode in, Florida.

         6. I hereby agree to provide the Florida Department of Revenue within 90 days of the date of purchase written proof that the boat herein identified and described was licensed, registered, or documented outside Florida.

         7. I hereby agree to provide the Florida Department of Revenue within 30 days of the boat departing Florida invoices for fuel, dockage charges, or repairs issued by out-of-state vendors or suppliers, or other documentary evidence which specifically identify the boat herein described, including the hull I.D. number.

         8. I claim exemption under s. 212.05(1)(a)2., F.S., from Florida sales and use tax on the purchase of the boat designated below for the following reasons:

              (___) Boat will be removed by me or by my designated agent from the State of Florida within 10 days of the date of purchase.

              (___) Boat is to be repaired or altered and will be removed from the State of Florida by me or by my designated agent within 20 days (excluding tolled days) after completion of the repairs or alterations consistent with s. 212.05, F.S.

Name of Purchaser_______________________
Purchaser's Permanent Address___________________________________________(Street)
_________________________ (City)_________________________________(State/Country)
Purchaser's Telephone Number (_____)_________________
Name of Selling Dealer__________________________________________________________
Address of Selling Dealer_______________________________________________(Street)
__________________________(City)_________________________________(State/Country)
Selling Dealer's Florida Sales and Use Tax Registration No._____________________ Dealer's Telephone No. (_____)___________________
Date of Sale ___________ (Month) ___________ (Day) __________ (Year) _________

DESCRIPTION OF BOAT
Make __________________ Model ___________________ Year ________________
Hull No. ___________________________ (____) New (____) Used
Name of Vessel__________________________________________________________________
State/Country Registration and/or Coast Guard Documentation No._________________ Sales Price__________________________________Trade-In Allowance_________________
Net Amount Paid___________________________

         Under the penalties of perjury, I declare that I have read the foregoing, and the facts alleged are true to the best of my knowledge and belief.


                                                 -------------------------------
                                                 (Signature of Purchaser)

Sworn to and subscribed before me
this _____ day of ____________, 199___



--------------------------------------
Notary Public, State of Florida

My Commission Expires:_________________

NOTARY SEAL


Personally known (____)
Produced Identification (____) Type:________________________
Original to be submitted to the Florida Department of Revenue, Compliance Enforcement, Enforce Operations, P.O. Box 6417,
Tallahassee, Florida 32314-6417

1st copy to be retained by the dealer and made part of the dealer's records 2nd copy: Purchaser's copy

APPENDIX THREE                                                          REVISED
                                                                  APRIL 30, 1999

                                  MAKER'S LIST
                         300'X50'X20' PASSENGER VESSELS

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
245                    Z- Drive Units                            Aquamaster
---------------------- ----------------------------------------- ----------------------------------------------------------
                       &  Propulsion Diesels                     Ulstein
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Schottel
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  SCHOTTEL
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
247                    Tunnel Bow Thruster                       Aquamaster
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Ulstein
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Schottel
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Brunvoll
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   SCHOTTEL
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
256                    Combined Jacket Water Cooler              Alfa-Laval
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Weka Marine Box
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   ALFA-LAVAL
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Strainer                                  Hayward
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Tate-Andale
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   HAYWARD
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
259                    Silencers                                 Harco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Maxim
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HARCO
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
264                    Dirty Oil Pump                            Roper
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Viking
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   VIKING
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Lube Oil Pump Strainer                    Hayward
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Tate-Andale
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   HAYWARD
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
301                    Shore Connection                          PT Coupling Co
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Dixon
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Meltric
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   MELTRIC
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
302                    Motors                                    GE
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Reliance
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   GE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Motor Controllers                         Square-D
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 G.E.
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Seimens
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   SIEMANS
---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
303                    Disconnect Switches                       Square-D
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 G.E.
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   GE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
311                    Ships Service Generators                  Caterpillar
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Wartsila
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Detroit Diesel
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Mitsubishi
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   CATERPILLAR/KATO
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Emergency Generator                       Caterpillar
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Cummins
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Detroit Diesel
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   CATERPILLAR/KATO
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
313                    Batteries                                 Dyno
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   DYNO
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Battery Chargers                          Saft-Nife
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   SAFT-NIFE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
314                    Transformer                               Olsun Electric
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   OLSUN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
320                    Main Switchboard/                         G.E.
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Generator Controls                        ABB
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Power Conversion                          Cegelec
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Siemens
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 M&I Electric Industries
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference CON-SELECT/SIEMANS
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Emergency Switchboard/                    G.E.
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Generator Controls                        ABB
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Cegelec
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Siemens
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 M&I Electric Industries
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference CON-SELECT/SIEMANS
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Circuit Breakers                          Same vendor
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 throughout vessel
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference SIEMANS
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
321                    Power Panels                              Square-D
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Siemens
---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   SIEMANS
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
332                    Lighting Fixtures -General                Vector
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Lightolier
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Bega
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   ALL ABOVE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Dining Room Dimming System                Lutron
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   LIGHTOLIER
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Canopy Bar                                Glamox
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   VECTOR
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                                       (PER SPEC)
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Pauluhn
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  VECTOR
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                                       (PER SPEC)
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Exterior                                  Pauluhn
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   VECTOR
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                                       (PER SPEC)
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Seachlights                               Carlisle & Finch
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   CARLISLE & FINCH
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Spotlights                                Phoenix
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   PHOENIX
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Low Level Lighting                        DME
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 American PermaLight Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   DME
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
333                    Lighting Distribution Panel               Square-D
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Siemens
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  SIEMANS
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
421                    Air Whistle                               Kahlenberg
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 AirChime
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 ShipyardPreference  KAHLENBERG
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Compass                                   C. Plath
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  C. PLATH
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
422                    Navigation Lights                         Aqua Signal
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Pauluhn
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   PERKO
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
423                    Radar                                     Raytheon
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Furuno
---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   RAYTHEON
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       VHF Radio                                 Raytheon
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   RAYTHEON
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Depth Sounder                             Sperry
---------------------- ----------------------------------------- ---------------------------------------------------------
                                                                 Furuno
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   RAYTHEON           *
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Doppler Speed Log                         Furuno
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Sperry
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   CONSILIUM/RAYTHEON  *
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Global Positioning System                 Sperry
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   RAYTHEON             *
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Gyrocompass                               Sperry
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   RAYTHEON/ANSCHULTZ   *
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Wind Spd and Direction                    Maximum
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   MAXIMUM
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
432                    Sound Powered Telephone                   Hose McCann
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Henschel
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   MULTI-COM
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
433                    Announcing System                         MAVCO
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Hose-McCann
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Multi-Com
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   MULTI-COM
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
436                    Alarm and Monitoring System               GE Cimplicity
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Siemens
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Sperry
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Scana Moland
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Tano
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   CONTROL GENERAL
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       TLI's                                     Gems
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Druck
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   CONTROL GENERAL
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Fire Alarm System                         Consilium
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Pyrotronics
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Notifier
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Ansul, Inc.
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Scana Servoteknikk
---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   CONSILIUM
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Fire Door Magnetic Holdbacks              Rixson
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   RIXSON
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Fire Detection and Monitoring             Consilium
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Control General
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Scana Servoteknikk
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Pyrotronics
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Unitor
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   CONSILIUM
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
436                    Engine Order Telegraph                    PMC, Inc.
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Marine Interface, Inc.
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   CONTROL GENERAL
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
441                    Radio System (GMDSS)                      Radio Holland
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Furuno
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Sperry
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   RAYTHEON
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
450                    Voyage Data Recorder                      Consilium
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   CONSILIUM
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
506                    Tanks & Void Vents                        Marine Venting System
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Tate-Andale
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Hayward
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Winel
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   WINEL
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Sight Level Gage                          Kenko
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   KENKO
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
513                    Machinery Space Fans                      Hartzell
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Aerovent
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Industrial Air
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Buffalo Forge
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 New York Blower
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Stork
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 ABB Flakt
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Novenco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 American Fan/Woods
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   STORK
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Vent Louvers &                            Juniper
---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
                        Fire Dampers                             Spiral
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Swartwout
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Stork
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 ABB Flakt
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Novenco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Halton Fire Dampers
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   STORK
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Demisters                                 Munters
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Peerless
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  STORK
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                                     (PER SUB)
---------------------- ----------------------------------------- ----------------------------------------------------------
514                    HVAC System                               ABB Flakt
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Stork
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Novenco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 York
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   STORK
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Chilled Water Pump                        As recommended by HVAC vendor
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  GOULDS
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                                     (PER SUB)
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Condensate Cooling Sea                    As recommended by HVAC vendor
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Water Pump                                                      GOULDS
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                                      (PER SUB)
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Air Handling Unit                         Novenco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 ABB Flakt
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Stork
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  STORK
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Fan Coil Unit                             First Company
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Williams
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Novenco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 ABB Flakt
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Stork
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   STORK
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Exhaust Fans                              Carnes
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Novenco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 ABB Flakt
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Stork
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Hartzell
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Aerovent
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Industrial Air
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Buffalo Forge
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 New York Blower
---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 American Fan/Woods
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   STORK
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Electric Wall Heater                      Markel
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Smith
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Novenco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 ABB Flakt
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Stork
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Indeeco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   STORK
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Canopy Heaters                            Fostoria
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   INDEECO
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                                      (PER SUB)
---------------------- ----------------------------------------- ----------------------------------------------------------
516                    Refrigeration Units                       Grassco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Bailey
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Cospolich
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Icemakers                                 Ice-O-Matic
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  ICE-O-MATIC
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
521                    Fire Pumps                                G&L Gould
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Peerless
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   PEERLESS
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Strainers                                 Hayward
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Tate-Andale
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   HAYWARD
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Fire Equipment                            Akron Brass
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Powhatan
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  AKRON/POWHATAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
522                    Sprinkler System                          Grinnel Automatic Sprinkler Company
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Viking Automatic Sprinkler Company
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Novenco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Scana Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   QUALITY FPS/GRINNEL
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
526                    Weather Deck Drains                       Tate-Andale
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Hayward
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   WAGER
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
527                    Laundry Pressure Set                      Jacuzzi
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   JACUZZI
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
528                    Vacuum Sewage/Greywater                   Jets
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Collection System                         Envirovac
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Jarad Brown
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   ENVIROVAC/ORCA II
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Sewage/Greywater                          As recommended by sewage/greywatr
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Transfer Pump                             treatment vendor
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference ENVIROVAC/ORCA II
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                                    (PER SUB)
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Shore Connections                         PT Coupling Co
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Dixon
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   PT COUPLING CO
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Interior Deck Drains                      Tate-Andale
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Hayward
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   WAGER
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
529                    Bilge/Ballast Pump                        G&L Gould
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Durco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Peerless
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   PEERLESS
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Oily Water Separator                      Heli-Sep
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Harco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Nelson
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Sigma
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   HELI-SEP
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Strainer                                  Hayward
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Tate-Andale
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   HAYWARD
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Foot Valves                               Streamflo Strainer Inc
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Flowmatic
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Crane
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   FLOWMATIC
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
533                    Potable Water Pump                        Crane-Deming
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Gould
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Durco
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Peerless
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   PEERLESS
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       HW Circulating Pump                       G&L Gould
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Armstrong
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   G&L GOULD
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Hot Water Heater                          Rheem
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Ruud
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 A.O. Smith
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   A.O. SMITH/RHEEM
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Hydropneumatic Tank                       Well-X-Trol
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   MYERS
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Reverse Osmosis Desalinator               Lifestream
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Aquamar
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Matrix
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Lifestream
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   VILLAGE MARINE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Shore Connection                          PT Coupling Co
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Dixon
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   PT COUPLING CO
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Brominator and Recording                  Everpure,Inc.
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Equipment                                 Howell Laboratories
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   VILLAGE MARINE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
541                    Fuel Oil Transfer Pump                    Roper
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Viking
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   VIKING
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Fuel Oil Priming Pump                     McMaster-Carr
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   MCMASTER-CARR
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Fuel Oil Strainer                         Hayward
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Tate-Andale
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   HAYWARD
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Fuel Oil Filter                           Racor
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Separ
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   RACOR
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Fuel Oil Coalescer                        Kaydon
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Racor
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Separ
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   RACOR
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
551                    Air Compressor                            Quincy
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Air Dryer                                 Ultra Air
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   QUNICY
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                                       ULTRA AIR
---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Filter/Regulator                          Watts
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   QUNICY
                                                                                   (PER SPEC)
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
555                    CO2 System                                Walter Kidde
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Ansul
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Fire Protection Services
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  WALTER KIDDE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
567                    Fin Stabilizer  Deleted                   Koopnautics
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Jered Industries
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Naid
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
573                    Crane                                     Fassi
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Krupp
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference:  FASSI
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
581                    Anchor Windlass, Winch                    McElroy
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Capstans                                  New England Trawler
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  MCELROY
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
582                    Deck Fittings                             Washington Chain & Supply
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Obert Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Nashville Bridge & Iron
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  WASH. CHAIN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
583                    Lifeboats/Rescue Boats/Davits             Mulder & Rijke
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Welin Lambie
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Fassmer Lifeboats & Davits
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference FASSMER
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Liferafts/Evacuation Slides               DBC Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Viking
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 MGI
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  DBC MARINE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
589                    Elevator                                  Bagby
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Otis
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Montgomery Kone
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  MONTGOMERY/KONE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Dumbwaiter, 1500# Material                MacGregor Navire
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 B&F Equipment Co.
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  GILLESPIE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
593                    Sewage Processing                         Hamann Wassertechnic
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Orca
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Red Fox
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  ENVIROVAC/ORCA II
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                                      (PER SPEC)
---------------------- ----------------------------------------- ----------------------------------------------------------
604                    Locks (mechanical)                        Best
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Door Closers                              LCN
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Norton
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Panic Hardware                            Monarch
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Van Duprin
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Door Control Hardware                     Glynn Johnson
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  OFM
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Bumpers, Holdbacks, Etc                   Ives
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
612                    Decorative Railings                       Julius Blum
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
620                    Joiner Bulkhead System                    Maritime Services Corp.
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Jamestown Metal
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Hopeman Brothers
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Custom Ship Interiors
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference     HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
621                    Staterooms                                per Joiner Bhd Manufacturer
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Suspended Ceiling                         W.F. Norman
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Systems - Public Spaces                   Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
623                    Accommodation Ladders                     Aluminum Ladder Co.
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  RAMPMASTER
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
624                    Joiner Doors                              Henges
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Dean Steel
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Hatches                                   Freeman Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Nashville Bridge Company
---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Pacific Coast Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 R&S Fabricators
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Rapp Bomek
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  CEN-TEX
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Manholes                                  Centex
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Pacific Coast Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Ace Tank
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 R&S Fabricators
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Rapp Bomek
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  CEN-TEX
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Sliding Watertight                        IMS
---------------------- ----------------------------------------- ----------------------------------------------------------
                       Doors                                     Waltz & Krenzer
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Rapp Bomek
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  IMS
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Weathertight Doors                        Pacific Coast Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Manly
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Beclawat
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Rapp Bomek
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Watertight Drs (Quick Acting)             Pacific Coast Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Manly
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Beclawat
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Rapp Bomek
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  CEN-TEX
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
625                    Windows                                   Pacific Coast Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Manley Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Beclawat
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Freeman Marine
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  BECLAWAT
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Window Wipers                             Kearfott
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Wynn
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  KEARFOTT
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
631                    Paint System                              Devoe
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Proline
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 International
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  JOTUN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
633                    Impressed Current System                  Wilson Walton
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  WILSON WALTON
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
634                    Hardwood Floor                            H.F. Buel Hardwood Floors (Dallas, Texas, 214-827-9269)
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
635                    Fire Insulation                           Pelican
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Owens Corning
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Thermal Insulation                        Pelican
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Owens Corning
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Acoustic Insulation                       Sonolead
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Soundown
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
636                    Vibration Isolators                       Korfund
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Ace
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  ACE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
644                    Bathroom Modules                          Amtech
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  OFE
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Plumbing Fixtures, Public                 Grohe
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Crew Sinks                                American Standard
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Crew Faucets, Shower Valves               Powers
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Rest Room Accessories                     Bobrick
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 McKinney
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Pass. Custom Toilets, Sinks               American Standard
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Pass. Custom Toilets, Faucets             Grohe
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
651                    Built In Refrigeration Boxes              Cospolich
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Bailey
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Galley & Bar Equipment                    HOPEMAN
---------------------- ----------------------------------------- ----------------------------------------------------------

APPENDIX THREE                                                           REVISED
                                                                  APRIL 30, 1999

---------------------- ----------------------------------------- ----------------------------------------------------------
        SPEC
---------------------- ----------------------------------------- ----------------------------------------------------------
       SECTION                           ITEM                                          MANUFACTURER
---------------------- ----------------------------------------- ----------------------------------------------------------
---------------------- ----------------------------------------- ----------------------------------------------------------
                       See  Specification  Section  and Drawing
                       for Makers List
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
655                    Laundry, Washer Extractors                Milnor
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  MILNOR
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Ironer                                    Chicago Dryer
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  CHICAGO DRYER
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
665                    Machine Shop - Drill Machy                Lablond
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference   LA BLOND
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Precision Engine Lathe                    Lablond
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference:  LA BLOND
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Pedestal Grinder                          Baldor
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  BALDOR
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Welding Machines                          Linc Welder
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Miller
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  LINC WELDER
---------------------- ----------------------------------------- ----------------------------------------------------------

---------------------- ----------------------------------------- ----------------------------------------------------------
                       Tig Welder                                Thermal Dynamics
---------------------- ----------------------------------------- ----------------------------------------------------------
                                                                 Shipyard Preference  THERMAL DYNAMICS
---------------------- ----------------------------------------- ----------------------------------------------------------